Exhibit 10.1

TRANSACTION AGREEMENT

by and among

FIVE STAR QUALITY CARE, INC.

and

SENIOR HOUSING PROPERTIES TRUST

JUNE 29, 2016

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Exhibit and Schedule List

Exhibit A – Form of Purchase Agreement
Exhibit B – Form of New Lease
Exhibit C – Form of New Guaranty
Exhibit D – Form of Security Agreement
Exhibit E – Form of Sublease
Exhibit F – Form of Subtenant Guaranty
Exhibit G – Form of Subtenant Security Agreement
Exhibit H – Form of Pooling Agreement
Exhibit I – Form of Villa Valencia Amendment

Schedule 1 – Existing Leases
Schedule 2 – Existing Pooling Agreements
Schedule 3 – FVE Properties
Schedule 4 – Subtenant and Subleases
Schedule 5 – Pooling Agreements

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TRANSACTION AGREEMENT

THIS TRANSACTION AGREEMENT is made June 29, 2016, by and among Five Star Quality Care, Inc., a Maryland corporation (“FVE”), on behalf of itself and its subsidiaries, and Senior Housing Properties Trust, a Maryland real estate investment trust (“SNH”), on behalf of itself and its subsidiaries.

PRELIMINARY STATEMENTS

SNH and FVE are parties to various leases, management agreements and pooling agreements (the “Existing Arrangements”).

FVE owns the real properties and improvements thereon comprising the FVE Properties (as defined below), which it currently operates through its subsidiaries as senior living facilities.

SNH and FVE wish to amend certain terms of the Existing Arrangements and enter into a sale and leaseback transaction with respect to the FVE Properties.

NOW, THEREFORE, it is agreed:

SECTION 1
DEFINITIONS

1.1                               Definitions.  Capitalized terms used in this Agreement shall have the meanings set forth below:

(1)                                 “AAA”: the meaning given in Section 6.1.

(2)                                 “Agreement”: this Transaction Agreement, together with the Schedules and Exhibits hereto, as amended in accordance with the terms hereof.

(3)                                 “Arbitration Award”: the meaning given in Section 6.1.

(4)                                 “Business Day”: any day other than Saturday, Sunday, or any other day on which banking institutions in The Commonwealth of Massachusetts are authorized by law or executive action to close.

(5)                                 “Closing” and “Closing Date”: the meanings given therefor in the Purchase Agreement.

(6)                                 “Disputes”: the meaning given in Section 6.1.

(7)                                 “Effective Date”: the effective date set forth in the Pooling Agreements.

(8)                                 “Entity”: any corporation, general or limited partnership, limited liability company or partnership, stock company or association, joint venture, association, company, trust, bank, trust company, land trust, business trust, real estate investment trust, cooperative, any government or agency, authority or political subdivision thereof or any other entity.

(9)                                 “Existing Arrangements”: the meaning given in the preliminary statements to this Agreement.

(10)                          “Existing Leases”: the Leases identified on Schedule 1.

(11)                          “Existing Pooling Agreements”: the Pooling Agreements identified on Schedule 2.

(12)                          “Facility”: a senior living facility operated on a Property.

(13)                          “FVE”: the meaning given in the preamble to this Agreement.

(14)                          “FVE Managers”: FVE Managers, Inc., a Maryland corporation.

(15)                          “FVE Parties”: FVE and the subsidiaries of FVE that are a party to a Transaction Document.

(16)                          “FVE Properties”: the real properties and improvements thereon identified on Schedule 3.

(17)                          “FVE Sellers”: the Subtenants and Five Star Quality Care - OBX Owner, LLC.

(18)                          “Guaranty”: a guaranty agreement by FVE pursuant to which FVE guarantees the payment and performance obligations of the Tenant under a Lease.

(19)                          “Landlord”: the SNH subsidiary that is the landlord under a Lease.

(20)                          “Lease Repooling”: the meaning given in Section 5.1.

(21)                          “Leases”: the Existing Leases, the New Lease and any other leases entered into between SNH or a subsidiary of SNH and FVE or a subsidiary of FVE.

(22)                          “Management Agreements”: the management agreements by and between a TRS and FVE Managers in effect from time to time.

(23)                          “New Guaranty”: a Guaranty in the form of Exhibit C made by FVE in favor of the SNH Purchaser as Landlord under the New Lease pursuant to which FVE guarantees the payment and performance of the obligations of the New Tenant under the New Lease.

(24)                          “New Lease”: the Lease in the form of Exhibit B.

(25)                          “New Tenant”: the meaning given in Section 2.1.

(26)                          “Person”: any individual or Entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person where the context so admits.

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(27)                          “Pooling Agreements”: the meaning given in Section 2.2.

(28)                          “Properties”: the real properties and improvements thereon owned by SNH or a subsidiary of SNH and which are either leased to or managed by FVE or a subsidiary of FVE as senior living facilities; and shall include the FVE Properties upon consummation of the transactions contemplated by the Purchase Agreement.

(29)                          “Purchase Agreement”: the Purchase and Sale Agreement in the form of Exhibit A.

(30)                          “Purchase Price”: $112,350,000.

(31)                          “Rules”: the meaning given in Section 6.1.

(32)                          “Security Agreement”: a security agreement in the form of Exhibit D made by the New Tenant in favor of the Landlord under the New Lease as security for the payment and performance of each obligation and liability of the New Tenant under the New Lease.

(33)                          “SNH”: the meaning given in the preamble to this Agreement.

(34)                          “SNH Parties”: SNH and the subsidiaries of SNH that are a party to a Transaction Document.

(35)                          “SNH Purchaser”: SNH or its affiliate designated pursuant to Section 8.6 of the Purchase Agreement.

(36)                          “Sublease”: a sublease agreement in the form of Exhibit E pursuant to which a Subtenant subleases a FVE Property.

(37)                          “Subtenant”: the subsidiaries of FVE set forth on Schedule 4.

(38)                          “Subtenant Guaranty”: a guaranty in the form of Exhibit F pursuant to which the Subtenants guarantee the obligations of the New Tenant under the New Lease.

(39)                          “Subtenant Security Agreement”: a security agreement in the form of Exhibit G made by Subtenants to secure their obligations under the Subtenant Guaranty.

(40)                          “Tenant”: the subsidiary of FVE which is the tenant under a Lease.

(41)                          “Transaction Documents”: this Agreement, the Purchase Agreement, the Pooling Agreements, the Villa Valencia Amendment, the New Lease, the New Guaranty, the Security Agreement, the Subleases, the Subtenant Guaranty, the Subtenant Security Agreement and all other documents executed in connection therewith or the Closing.

(42)                          “TRS”: the subsidiary of SNH which is a tenant under a TRS Lease.

(43)                          “TRS Lease”: a lease pursuant to which SNH or a subsidiary of SNH leases a Property to another SNH subsidiary.

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(44)                          “Villa Valencia Amendment”: the meaning given in Section 2.3.

SECTION 2
TRANSACTIONS

On the Closing Date, the parties will enter into and consummate the transactions contemplated by the Transaction Documents, including without limitation, the following:

2.1                               Sale and Leaseback of FVE Properties.  On the terms and conditions of this Agreement and the other Transaction Documents, on the Closing Date, in consideration of the payment by SNH Purchaser to FVE Sellers of the Purchase Price, FVE Sellers shall simultaneously convey the FVE Properties to SNH Purchaser and upon the conveyance of FVE Properties to SNH Purchaser, a subsidiary of FVE designated by FVE (the “New Tenant”) and SNH Purchaser or a subsidiary of SNH Purchaser designated by SNH will enter into the New Lease, and the New Tenant will sublease the FVE Properties to the Subtenants as set forth on Schedule 4.

2.2                               Pooling Agreements.  On the terms and conditions contemplated by the Transaction Documents,

(1)                                 on the Closing Date, the TRSes and FVE Managers will enter into new Pooling Agreements with respect to the Facilities set forth on Schedule 5 in the form of Exhibit H (the “Pooling Agreements”).  Pursuant to the Pooling Agreements, the working capital and revenues from the operations of the Facilities will be pooled as set forth on Schedule 5; and

(2)                                 the Existing Pooling Agreements will terminate as of the Effective Date and upon termination of the Existing Pooling Agreements, no further payments (including amounts accrued and unpaid in respect to the “Aggregate TRS Priority Return” and “Aggregate Incentive Fee” under the Existing Pooling Agreements) will be due under such Existing Pooling Agreements, other than adjustments to the amounts payable in respect of  “Aggregate Base Fee” and “Aggregate TRS Priority Return” for periods prior to the Effective Date as contemplated by Section 3.02 of the Existing Pooling Agreements.  To the extent any payments of “Aggregate Base Fee” or “Aggregate TRS Priority Return” have been made under an Existing Pooling Agreement with respect to a period commencing on or after the Effective Date, such amounts shall be allocated among the applicable Facilities and applied to the TRSes’ obligation to make payments of “Aggregate Base Fee” and “Aggregate Priority Return” under the applicable Pooling Agreement.

2.3                               Amendment to Villa Valencia Management Agreement.  On the terms and conditions contemplated by the Transaction Documents, SNH SE Tenant TRS, Inc. and FVE Managers will enter into an amendment to the Management Agreement with respect to the Facility known as Villa Valencia and located at 24552 Paseo de Valencia, Laguna Hills, California, in the form of Exhibit I pursuant to which the “SNH TRS Priority Return” under such Management Agreement is amended to equal (a) Three Million Six Hundred Ten Thousand and

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00/100 Dollars ($3,610,000.00) per year, plus (b) seven percent (7%) of the capital expenditures funded by SNH SE Tenant TRS, Inc. for such Facility since December 31, 2015 (the “Villa Valencia Amendment”).

SECTION 3
CONDITIONS TO TRANSACTIONS

The obligation of the parties to consummate any of the transactions described in Section 2 is subject to the satisfaction of the following conditions on the Closing Date:

3.1                               Transaction Documents.  All Transaction Documents shall have been entered into and any applicable conditions therein satisfied or waived by the party entitled to do so thereunder.

3.2                               Representations.  With respect to the FVE Parties, all representations and warranties of the SNH Parties in the Transaction Documents shall be true, correct and complete in all material respects (or in all respects to the extent qualified by materiality) on and as of the Closing Date, and the SNH Parties shall have performed in all material respects all covenants and obligations required to be performed by them under the Transaction Documents on or before the Closing Date; and, with respect to the SNH Parties, all representations and warranties of the FVE Parties in the Transaction Documents shall be true, correct and complete in all material respects (or in all respects to the extent qualified by materiality) on and as of the Closing Date, and the FVE Parties shall have performed in all material respects all covenants and obligations required to be performed by them under the Transaction Documents on or before the Closing Date.

SECTION 4
REPRESENTATIONS AND WARRANTIES

4.1                               FVE Representations and Warranties.  FVE represents and warrants to SNH that:

(1)                                 Organization.  Each FVE Party is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or formation and has the requisite power and authority under the laws of such State and its organization documents to conduct its business as now being conducted, to own, operate and lease its properties and assets, and to enter into and perform its obligations under the Transaction Documents and consummate the transactions contemplated by the Transaction Documents.

(2)                                 Authorization.  The execution and delivery by the FVE Parties of the Transaction Documents and the consummation of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary trust, corporate or limited liability company, as applicable, action.  Each of the Transaction Documents, upon execution and delivery by a FVE Party, will be duly and validly executed by such FVE Party and will constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be subject to (a) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to creditors’ rights generally, (b) general principles of equity

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(whether applied in a proceeding at law or in equity) and (c) any implied covenant of good faith and fair dealing.

(3)                                 No Violation.  The execution and delivery by the FVE Parties of the Transaction Documents does not, and the consummation of the transactions contemplated by the Transaction Documents will not, (a) conflict with, or result in any violation of or default under, any provision of any FVE Party’s organization documents; (b) conflict with or result in any violation of or default under, any law or judgment applicable to any FVE Party, or to which any of their properties are subject; or (c) conflict with, or, with or without notice or the lapse of time, result in a breach, termination (or right of termination) or violation of or default under the terms of any agreement, contract, indenture or other instrument to which any FVE Party is a party or subject, or to which any of their properties are subject, except, with respect to the foregoing clauses (b) and (c), as would not have a material adverse effect on any FVE Party or impair or delay the consummation of the transactions contemplated by the Transaction Documents.

(4)                                 Approvals.  The execution and delivery by the FVE Parties of the Transaction Documents and the consummation of the transactions contemplated by the Transaction Documents do not require the consent, approval, order, or authorization of any person under any agreement, contract, indenture or other instrument or applicable laws to which any FVE Party is a party or to which any FVE Party or any of their properties are subject, except for any such consent, approval, order or authorization the failure of which to receive would not have a material adverse effect on any FVE Party or impair or delay the consummation of the transactions contemplated by the Transaction Documents.  No declaration, filing or registration with any governmental entity is required by any FVE Party in connection with the execution and delivery by the FVE Parties of the Transaction Documents or the consummation of the transactions contemplated by the Transaction Documents, except for filings required under securities laws, and except for any such declaration, filing or registration the failure of which to file would not have a material adverse effect on any FVE Party or impair or delay the consummation of the transactions contemplated by the Transaction Documents.

(5)                                 Litigation.  No investigation, action or proceeding is pending and, to FVE’s knowledge, no action or proceeding is threatened and no investigation looking toward such an action or proceeding has begun, in respect of FVE or any of its subsidiaries which (a) questions the validity of any of the Transaction Documents or any action taken or to be taken pursuant thereto, (b) will result in any material adverse change in the business, operation, affairs or condition of any FVE Party or any of their properties or assets, (c) will result in or subject any properties or assets of any FVE Party to a material liability, or (d) involves condemnation or eminent domain proceedings against any properties or assets of any FVE Party.

4.2                               SNH Representations and Warranties.  SNH represents and warrants to FVE that:

(1)                                 Organization.  Each SNH Party is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and with requisite power and authority under the laws of such State and its organization documents to conduct its

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business as it is now being conducted and to own, operate or lease its properties and assets and to execute and deliver the Transaction Documents to which it is a party and to perform its obligations thereunder and consummate the transactions contemplated by the Transaction Documents.

(2)                                 Authorization.  The execution and delivery by the SNH Parties of the Transaction Documents and the consummation of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary trust, corporate or limited liability company, as applicable, action.  Each of the Transaction Documents, upon execution and delivery by an SNH Party, will be duly and validly executed by such SNH Party and will constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be subject to (a) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to creditors’ rights generally, (b) general principles of equity (whether applied in a proceeding at law or in equity) and (c) any implied covenant of good faith and fair dealing.

(3)                                 No Violation.  The execution and delivery of the Transaction Documents by the SNH Parties does not, and the consummation of the transactions contemplated by the Transaction Documents will not, (a) conflict with, or result in any violation of or default under, any provision of any SNH Party’s organization documents; (b) conflict with, or result in any violation of or default under, any law or judgment applicable to any SNH Party or to which any of their properties are subject; or (c) conflict with, or, with or without notice or the lapse of time, result in a breach, termination (or right of termination) or violation of or default under the terms of any agreement, contract, indenture or other instrument to which any SNH Party is a party or subject or to which any of their properties are subject, except, with respect to the foregoing clauses (b) and (c), as would not have a material adverse effect on any SNH Party or impair or delay the consummation of the transactions contemplated by the Transaction Documents.

(4)                                 Approvals.  The execution and delivery by the SNH Parties of the Transaction Documents and the consummation of the transactions contemplated by the Transaction Documents do not require the consent, approval, order, or authorization of any person under any agreement, contract, indenture or other instrument or applicable laws to which any SNH Party is a party or which any SNH Party or any of their properties are subject, except for any such consent, approval, order or authorization the failure of which to receive would not have a material adverse effect on any SNH Party or impair or delay the consummation of the transactions contemplated by the Transaction Documents.  No declaration, filing or registration with any governmental entity is required by any SNH Party in connection with the execution and delivery of the Transaction Documents by the SNH Parties and the consummation of the transactions contemplated by the Transaction Documents, except for filings required under securities laws, and except for any such declaration, filing or registration the failure of which to file would not have a material adverse effect on any SNH Party or impair or delay the consummation of the transactions contemplated by the Transaction Documents.

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(5)                                 Litigation.  No investigation, action or proceeding is pending and, to SNH’s knowledge, no action or proceeding is threatened and no investigation looking toward such an action or proceeding has begun, in respect of SNH or any of its subsidiaries which questions the validity of the Transaction Documents or any action taken or to be taken pursuant thereto.

SECTION 5
ADDITIONAL AGREEMENTS

5.1                               Repooling of Leases.  Notwithstanding anything in the New Lease to the contrary, but subject to SNH providing not less than thirty (30) days prior written notice to FVE, SNH or its subsidiaries shall have the right from time to time in connection with a financing or other capital raising transaction (1) to terminate the term of the New Lease with respect to one or more of the FVE Properties leased thereunder and contemporaneously lease such FVE Properties back to the New Tenant or an affiliate of New Tenant designated by FVE under another Lease or one or more new Lease(s) or (2) to add Properties whose term under another Lease has expired or otherwise been terminated to the New Lease (each, a “Lease Repooling”), all as determined by SNH, provided that (a) the aggregate per annum minimum rent, additional rent, impositions and other charges then payable by FVE or its subsidiaries under all Leases (including any new Lease(s)) shall not be increased as a result of such Lease Repooling, (b) with respect to a Lease Repooling under clause (2) above, other than with respect to Properties currently permitted to be subject to a Lease Repooling under the terms of another existing Lease, SNH shall have obtained the prior written consent of FVE (which consent shall not be unreasonably withheld or delayed), (c) the terms and provisions of any new Lease (or amendments to any existing Lease, as applicable) entered into pursuant to this Section 5.1 shall be on substantially the same terms and provisions as the corresponding provisions of the existing Lease applicable to such Property in all material respects; provided, further, a change to the length of the term of the Lease for a particular Property by not more than two (2) years as a result of a Lease Repooling of such Property from an existing Lease to another Lease shall not be considered a material change; and (d) SNH pays or reimburses FVE for its reasonable out-of-pocket costs and expenses associated with any such Lease Repooling.  With the prior written consent of FVE, which consent shall not be unreasonably withheld or delayed, SNH or its subsidiaries may also engage in a Lease Repooling with respect to Properties leased under any of the other Lease(s), subject to SNH’s compliance with the terms and provisions of this Section 5.1 with respect to each Lease Repooling.  Each Party agrees to execute and deliver such documentation as the other party may reasonably request in connection with a Lease Repooling, including, without limitation, a new Lease, any amendments to a Lease, and a Guaranty from FVE or a confirmation from FVE that its existing Guaranty applies to any amended or new Lease.  Nothing in this Agreement shall, however, affect any rights that SNH or its subsidiaries may have to engage in a Lease Repooling under the express terms of a Lease now or hereafter in effect.

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SECTION 6
MISCELLANEOUS

6.1          Disputes.  Notwithstanding anything in the Existing Arrangements to the contrary, the parties agree:

(1)           Disputes.  Any disputes, claims or controversies between the parties (a) arising out of or relating to the Existing Arrangements, the Transaction Documents or the transactions contemplated thereby, or (b) brought by or on behalf of any shareholder of any party or a direct or indirect parent of a party (which, for purposes of this Section 6.1, shall mean any shareholder of record or any beneficial owner of shares of any party, or any former shareholder of record or beneficial owner of shares of any party), either on his, her or its own behalf, on behalf of any party or on behalf of any series or class of shares of any party or shareholders of any party against any party or any member, trustee, officer, manager (including The RMR Group LLC or its successor), agent or employee of any party, including disputes, claims or controversies relating to the meaning, interpretation, effect, validity, performance or enforcement of the Existing Arrangements or the Transaction Documents, including this arbitration provision, or the declarations of trust, limited liability company agreements, charters, bylaws or other governing documents of any party hereto (all of which are referred to as “Disputes”), or relating in any way to such a Dispute or Disputes shall, on the demand of any party to such Dispute be resolved through binding and final arbitration in accordance with the Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (“AAA”) then in effect, except as those Rules may be modified in this Section 6.1.  For the avoidance of doubt, and not as a limitation, Disputes are intended to include derivative actions against trustees, officers or managers of any party and class actions by a shareholder against those individuals or entities and any party.  For the avoidance of doubt, a Dispute shall include a Dispute made derivatively on behalf of one party against another party.  For purposes of this Section 6.1, the term “party” shall include any direct or indirect parent of a party.

(2)           Selection of Arbitrators.  There shall be three (3) arbitrators.  If there are only two (2) parties to the Dispute, each party shall select one arbitrator within fifteen (15) days after receipt of a demand for arbitration.  Such arbitrators may be affiliated or interested persons of such parties.  If there are more than two (2) parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, shall each select, by the vote of a majority of the claimants or the respondents, as the case may be, one arbitrator within fifteen (15) days after receipt of a demand for arbitration.  Such arbitrators may be affiliated or interested persons of the claimants or the respondents, as the case may be.  If either a claimant (or all claimants) or a respondent (or all respondents) fail to timely select an arbitrator then the party (or parties) who has selected an arbitrator may request the AAA to provide a list of three (3) proposed arbitrators in accordance with the Rules (each of whom shall be neutral, impartial and unaffiliated with any party) and the party (or parties) that failed to timely appoint an arbitrator shall have ten (10) days from the date the AAA provides such list to select one of the three (3) arbitrators proposed by AAA.  If such party (or parties) fail to select such arbitrator by such time, the party (or parties) who have appointed the first arbitrator shall then have ten

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(10) days to select one of the three (3) arbitrators proposed by AAA to be the second arbitrator; and, if he/they should fail to select such arbitrator by such time, the AAA shall select, within fifteen (15) days thereafter, one of the three (3) arbitrators it had proposed as the second arbitrator.  The two (2) arbitrators so appointed shall jointly appoint the third and presiding arbitrator (who shall be neutral, impartial and unaffiliated with any party) within fifteen (15) days of the appointment of the second arbitrator.  If the third arbitrator has not been appointed within the time limit specified herein, then the AAA shall provide a list of proposed arbitrators in accordance with the Rules, and the arbitrator shall be appointed by the AAA in accordance with a listing, striking and ranking procedure, with each party having a limited number of strikes, excluding strikes for cause.

(3)           Location of Arbitration.  The place of arbitration shall be Boston, Massachusetts unless otherwise agreed by the parties.

(4)           Scope of Discovery.  There shall be only limited documentary discovery of documents directly related to the issues in dispute, as may be ordered by the arbitrators.

(5)           Arbitration Award.  In rendering an award or decision (the “Arbitration Award”), the arbitrators shall be required to follow the laws of the State of Maryland.  Any arbitration proceedings or Arbitration Award rendered hereunder and the validity, effect and interpretation of this arbitration agreement shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq.  The Arbitration Award shall be in writing and may, but shall not be required to, briefly state the findings of fact and conclusions of law on which it is based.

(6)           Costs.  Except to the extent expressly provided by this Agreement or as otherwise agreed by the parties, each party involved in a Dispute shall bear its own costs and expenses (including attorneys’ fees), and the arbitrators shall not render an award that would include shifting of any such costs or expenses (including attorneys’ fees) or, in a derivative case or class action, award any portion of a party’s award to the claimant or the claimant’s attorneys.  Each party (or, if there are more than two (2) parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, respectively) shall bear the costs and expenses of its (or their) selected arbitrator and the parties (or, if there are more than two (2) parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand) shall equally bear the costs and expenses of the third appointed arbitrator.

(7)           Final Judgment.  An Arbitration Award shall be final and binding upon the parties thereto and shall be the sole and exclusive remedy between such parties relating to the Dispute, including any claims, counterclaims, issues or accounting presented to the arbitrators.  Judgment upon the Arbitration Award may be entered in any court having jurisdiction.  To the fullest extent permitted by law, no application or appeal to any court of competent jurisdiction may be made in connection with any question of law arising in the course of arbitration or with respect to any award made except for actions relating to enforcement of this agreement to arbitrate or any arbitral award issued

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hereunder and except for actions seeking interim or other provisional relief in aid of arbitration proceedings in any court of competent jurisdiction.

(8)           Payment.  Any monetary award shall be made and payable in U.S. dollars free of any tax, deduction or offset.  Each party against which the Arbitration Award assesses a monetary obligation shall pay that obligation on or before the thirtieth (30th) day following the date of the Arbitration Award or such other date as the Arbitration Award may provide.

(9)           Intended Beneficiaries.  This Section 6.1 is intended to benefit and be enforceable by the shareholders, members, direct and indirect parents, trustees, directors, officers, managers (including The RMR Group LLC or its successor), agents or employees of any party and the parties and shall be binding on the shareholders of any party and the parties, as applicable, and shall be in addition to, and not in substitution for, any other rights to indemnification or contribution that such individuals or entities may have by contract or otherwise.

6.2          Confidentiality.  Each party shall use commercially reasonable efforts to maintain the confidentiality of any information concerning the parties or any subsidiary of another party provided to or discovered by it or its representatives as a result of the transaction contemplated by the Transaction Documents and which is not otherwise available on a nonconfidential basis to such party and shall not (except as may otherwise be required by applicable law or the rules and regulations of the National Association of Securities Dealers Automated Quotations System, the New York Stock Exchange or the American Stock Exchange) disclose such information, subject to the provisions of this Section, to anyone other those persons who have a need to know such information in connection with the conduct of such party’s business, including its attorneys, accountants and other representatives and agents or during the course of or in connection with any litigation or other action, arbitration, investigation or other proceeding based upon or in connection with the subject matter of this Agreement or the transactions contemplated hereby.

6.3          Publicity.  The parties agree that, except as required by applicable law (including, without limitation, the rules and regulations of the National Association of Securities Dealers, the New York Stock Exchange, the American Stock Exchange or the Securities and Exchange Commission), no party shall, with respect to this Agreement and the transactions contemplated hereby, contact or conduct negotiations with public officials, make any public pronouncements, issue press releases or otherwise furnish information regarding this Agreement or the transactions contemplated hereby to any third party without the consent of the other party, which consent shall not be unreasonably withheld or delayed.  No FVE Party shall trade in the securities of any SNH Party or any of their affiliates, and no SNH Party shall trade in the securities of any FVE Party or any of their affiliates, until a public announcement of the transactions contemplated by this Agreement has been made.  No party shall record this Agreement or any notice thereof.

6.4          Notices.

(1)           All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of electronic

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confirmation of delivery sent by the sender’s machine or computer, in the case of a notice by telecopier or electronic mail, and, in all other cases, upon the date of receipt or refusal, except that whenever under this Agreement a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

(2)           All such notices shall be addressed,

if to any FVE Party, to:

Five Star Quality Care, Inc.
400 Centre Street
Newton, Massachusetts 02458
Attn:  Mr. Bruce J. Mackey Jr.
Telecopier No. (617) 796-8385
E-Mail:  bmackey@5ssl.com

with a copy to:

Ropes & Gray LLP
Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600
Attn:  Nancy E. Forbes
Telecopier No. (617) 235-0004
E-Mail:  nancy.forbes@ropesgray.com

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If to any SNH Party, to:

Senior Housing Properties Trust
Two Newton Place
255 Washington Street
Newton, Massachusetts  02458
Attn:  Mr. David J. Hegarty
Telecopier No. (617) 796-8349
E-Mail:  dhegarty@rmrgroup.com

with a copy to:

Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts  02109
Attn:  Nicole Rives
Telecopier No. (617) 338-2880
E-Mail:  nrives@sandw.com

(3)           By notice given as herein provided, the parties and their respective successors and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses effective upon receipt by the other Parties of such notice.

6.5          Waivers, Etc.  No provision of this Agreement may be waived except by a written instrument signed by the party waiving compliance. No waiver by any party hereto of any of the requirements hereof or of any of such party’s rights hereunder shall release the other parties from full performance of their remaining obligations stated herein. No failure to exercise or delay in exercising on the part of any party hereto any right, power or privilege of such party shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege by such party.  This Agreement may not be amended, nor shall any waiver, change, modification, consent or discharge be effected, except by an instrument in writing executed by or on behalf of the party against whom enforcement of any amendment, waiver, change, modification, consent or discharge is sought.

6.6          Assignment, Successors and Assigns; Third Party Beneficiaries.  This Agreement and all rights and obligations hereunder shall not be assignable by any party without the written consent of the other parties, except to a successor to such party by merger or consolidation or an assignee of substantially all of the assets of such party. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is not intended and shall not be construed to create any rights in or to be enforceable in any part by any other Person.

6.7          Severability.  If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflict of any

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provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

6.8          Counterparts, Etc.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the subject matter hereof. This Agreement may not be amended or modified in any respect other than by the written agreement of all of the parties hereto.

6.9          Governing Law.  This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of The Commonwealth of Massachusetts applicable to contracts between residents of Massachusetts which are to be performed entirely within Massachusetts subject to the provisions of Section 6.1.

6.10        Expenses.  All out-of-pocket fees and expenses (excluding attorneys’ fees) incurred by any of the SNH Parties in connection with the negotiation and execution of the Transaction Documents and the consummation of the transactions contemplated by this Agreement shall be paid by FVE Parties, and paid whether or not the transaction is consummated, including, without limitation, all title and survey charges, transfer taxes, recording fees and consultant fees (including, without limitation, in connection with conducting due diligence with respect to the FVE Properties).    The SNH Parties shall each bear their own attorneys’ fees, and the FVE Parties shall each bear all of their own fees and expenses (including attorneys’ fees), incurred by any of them in connection with the Transaction Documents and the consummation of the transactions contemplated thereby.

6.11        Section and Other Headings; Interpretation.  The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.  The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection, Schedule and Exhibit references are to this Agreement, unless otherwise specified. The singular and plural use of a defined term shall have the correlative meaning.  The words “including” and “include” shall be deemed to be followed by the words “without limitation.”

6.12        SNH NON-LIABILITY OF TRUSTEES.  THE AMENDED AND RESTATED DECLARATION OF TRUST ESTABLISHING SNH, DATED SEPTEMBER 20, 1999, AS AMENDED AND SUPPLEMENTED, AS FILED WITH THE STATE DEPARTMENT OF

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ASSESSMENTS AND TAXATION OF MARYLAND, PROVIDES THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF SNH SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, SNH.  ALL PERSONS DEALING WITH SNH IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF SNH FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

6.13        Entire Agreement.  This Agreement and the other Transaction Documents constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all previous contracts and understandings between the parties with respect to the subject matter hereof and thereof.  Accordingly, except as otherwise expressly provided in a Transaction Document, in the event of any conflict between the provisions of a Transaction Document and an Existing Arrangement, the provisions of such Transaction Document shall control, and the provisions of the Existing Arrangement shall be deemed amended as required to give effect to such provisions of the Transaction Documents.  Except as amended or terminated as provided in a Transaction Document, all other terms and conditions of the Existing Arrangements shall remain in full force and effect.

6.14        Survival.  The provisions of Section 2.2, Section 5, and this Section 6 shall survive the Closing Date.  The representations of FVE in Sections 4.1(1) and 4.1(2) and of SNH in Section 4.2(1) and 4.2(2) shall survive the Closing Date indefinitely and all other representations and warranties of the parties set forth in a Transaction Document shall survive the Closing Date for a period of one (1) year unless a longer period for survival is otherwise specified in the applicable Transaction Document.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as a sealed instrument as of the date first above written.

SNH PARTIES:	SENIOR HOUSING PROPERTIES TRUST, on behalf of itself and its subsidiaries

	By:	/s/ David J. Hegarty
David J. Hegarty
President

FVE PARTIES:	FIVE STAR QUALITY CARE, INC., on behalf of itself and its subsidiaries

	By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

EXHIBIT A

FORM OF PURCHASE AGREEMENT

Please refer to Exhibit 10.2 to this Current Report on Form 8-K.

EXHIBIT B

FORM OF NEW LEASE

Please refer to Exhibit 10.3 to this Current Report on Form 8-K.

EXHIBIT C

FORM OF NEW GUARANTY

Please refer to Exhibit 10.4 to this Current Report on Form 8-K.

EXHIBIT D

FORM OF SECURITY AGREEMENT

TENANT SECURITY AGREEMENT

(LEASE NO. 5)

THIS TENANT SECURITY AGREEMENT (this “Agreement”) is entered into as of this 29th day of June, 2016 by and among FIVE STAR QUALITY CARE TRUST, a Maryland statutory trust (“Tenant”), and SNH/LTA PROPERTIES TRUST, a Maryland real estate investment trust (together with its successors and assigns, collectively, the “Secured Party”).

W I T N E S S E T H:

WHEREAS, the Secured Party and Tenant are parties to that certain Lease Agreement of even date herewith (as the same may be amended, modified or supplemented from time to time, “Lease No. 5”); and

WHEREAS, pursuant to Lease No. 5, Tenant is required to grant to the Secured Party a first priority and perfected lien and security interest in certain collateral related to the properties demised under Lease No. 5, subject to and upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Tenant and the Secured Party hereby agree as follows:

Section 1.  Definitions.  As used in this Agreement, the following terms shall have the meanings specified below.  Except as otherwise defined, terms defined in the Uniform Commercial Code and used herein without definition shall have the meanings given such terms in the Uniform Commercial Code.

“Affiliated Person” shall have the meaning given such term in Lease No. 5.

“Business Day” shall have the meaning given such term in Lease No. 5.

“Collateral” shall mean all of Tenant’s right, title and interest in and under or arising out of all and any personal property, intangibles and fixtures of any type or description (other than Excluded Collateral), wherever located and now existing or hereafter arising, or which constitute or arise from the operation, maintenance or repair of the Leased Property or any portion thereof, together with any and all additions and accessions thereto and replacements, products, proceeds (including, without limitation, proceeds of insurance) and supporting obligations thereof, including, but not limited to, the following:

(a)                                 all goods, including, without limitation, all Equipment; and

(b)                                 all General Intangibles; and

(c)                                  all other personal property or fixtures of any nature whatsoever which relate to the operation, maintenance or repair of the Leased Property, or any portion thereof, and all property from time to time described in any financing statement authorized by Tenant naming the Secured Party as secured party; and

(d)                                 all claims, rights, powers or privileges and remedies relating to the foregoing or arising in connection therewith, including, without limitation, all Licenses and

Permits which Tenant legally may grant a security interest in, rights to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, waiver or approval; all liens, security, guaranties, endorsements, warranties and indemnities and all insurance, eminent domain and condemnation awards and claims therefor relating thereto or arising in connection therewith; all rights to property forming the subject matter of any of the foregoing, including, without limitation, rights to stoppage in transit and rights to returned or repossessed property; all writings relating to the foregoing or arising in connection therewith; and

(e)                                  all contract rights, general intangibles and other property rights of any nature whatsoever arising out of or in connection with any of the foregoing (other than Excluded Collateral), including, without limitation, payments due or to become due, whether as repayments, reimbursements, contractual obligations, indemnities, damages or otherwise.

“Equipment” shall mean all buildings, structures, improvements, fixtures and items of machinery, equipment and other tangible personal property which constitute, arise from or relate to the operation, maintenance or repair of the Leased Property or any portion thereof, together with all repairs, replacements, improvements, substitutions, extensions or renewals thereof or additions thereto, all parts, additions and accessories incorporated therein or affixed thereto, and all “equipment” as such term is defined in the Uniform Commercial Code, and all cash and non-cash proceeds therefrom.

“Event of Default” shall have the meaning given such term in Section 6.

“Excluded Collateral” shall mean (a) all Accounts of Tenant, (b) all Deposit Accounts and Securities Accounts of Tenant, (c) all Chattel Paper of Tenant, (d) all General Intangibles relating to such Accounts or Chattel Paper, (e) all Support Obligations relating to any of the foregoing, (f) all Instruments or Investment Property evidencing or arising from any Accounts or Chattel Paper, (g) all documents, books, records or other information pertaining to any of the foregoing (including, without limitation, customer lists, credit files, computer programs, printouts, tapes, discs, punch cards, data processing software and other computer materials and records and related property and rights), and (h) all accessions to, substitutions for, and all replacements, products and proceeds of the foregoing (including without limitation, proceeds of insurance policies insuring any of the foregoing).

“Facilities” shall have the meaning given such term in Lease No. 5.

“General Intangibles” shall mean all present and future general intangibles and contract rights (other than Excluded Collateral) which constitute, arise from or relate to the operation, maintenance or repair of the Leased Property, or any portion thereof, including, but not limited to, all causes of action, corporate or business records, inventions, designs, patents, patent applications, trademarks, trademark registrations and applications therefor, goodwill, trade names, trade secrets, trade processes, copyrights, copyright registrations and applications therefor, franchises, customer lists, computer programs, claims under guaranties, tax refund claims, rights and claims against carriers and shippers, leases, claims under insurance policies, all rights to indemnification and all other intangible personal property of every kind and nature

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which constitutes, arises from or relates to the operation, maintenance or repair of the Leased Property, or any portion thereof.

“Instrument” shall have the meaning give such term in Article 9 of the Uniform Commercial Code.

“Lease No. 5” shall have the meaning given such term in the recitals to this Agreement.

“Leased Property” shall have the meaning given such term in Lease No. 5.

“Legal Requirements” shall have the meaning given such term in Lease No. 5.

“Licenses” shall mean all certificates of need (if any), licenses, permits, rights of use, covenants or rights otherwise benefiting or permitting the use and operation of each applicable Property or any part thereof pertaining to the operation, maintenance or repair of such Property or any portion thereof.

“Obligations” shall mean each and every obligation and liability of Tenant to the Secured Party, whether existing as of the date hereof or hereafter arising, under Lease No. 5 or any other document or agreement executed and delivered pursuant thereto, including, without limitation, the payment of the rent and the payment and performance of each and every other obligation of Tenant to the Secured Party, whether existing as of the date hereof or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due under Lease No. 5.

“Overdue Rate” shall have the meaning given to such term in Lease No. 5.

“Permits” shall mean all permits, approvals, consents, waivers, exemptions, variances, franchises, orders, authorizations, rights and licenses obtained or hereafter obtained from any federal, state or other governmental authority or agency relating to the operation, maintenance or repair, of each applicable Property, or any portion thereof.

“Person” shall have the meaning given such term in Lease No. 5.

“Property” shall have the meaning given such term in Lease No. 5.

“Rent” shall have the meaning given such term in Lease No. 5.

“Secured Party” shall have the meaning given such term in the preamble to this Agreement.

“Tenant” shall have the meaning given such term in the preamble to this Agreement.

“Uniform Commercial Code” means Article 9 of the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts from time to time.

Section 2.  Security Interest.  As security for the prompt payment and performance of all the Obligations, Tenant hereby grants, pledges, transfers and assigns to the Secured Party, its successors and assigns and all other holders from time to time of the Obligations, a continuing

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security interest under the Uniform Commercial Code from time to time in effect in the jurisdiction in which any of the Collateral is located in and a continuing lien upon all of Tenant’s right, title and interest in the Collateral, together with any and all additions thereto and replacements, products and proceeds thereof, whether now existing or hereafter arising or acquired and wherever located.

Section 3.  General Representations, Warranties and Covenants.  Tenant represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

(a)                                 Each of the warranties and representations of Tenant contained herein, in Lease No. 5 or in any other document executed in connection herewith or therewith are true and correct on the date hereof.

(b)                                 Except for the lien granted to the Secured Party pursuant to this Agreement and any liens permitted under Lease No. 5, Tenant is, and as to the Collateral acquired from time to time after the date hereof Tenant will be, the owner of all the Collateral free from any lien, security interest, encumbrance or other right, title or interest of any Person, except for the security interest of the Secured Party therein, and Tenant shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Secured Party.  The lien granted in this Agreement by Tenant to the Secured Party in the Collateral is not prohibited by and does not constitute a default under any agreements or other instruments constituting a part of the Collateral, and no consent is required of any Person to effect such lien which has not been obtained.

(c)                                  Except as permitted under Lease No. 5, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) now on file or registered in any public office covering any interest of any kind in the Collateral, or intended so to be, which has not been terminated, and so long as this Agreement remains in effect or any of the Obligations or any obligations of any Affiliated Person of Tenant to the Secured Party remain unpaid, Tenant will not execute and there will not be on file in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or  statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interest of the Secured Party.

(d)                                 The chief executive office and the principal place of business of Tenant are as set forth in Schedule 1 and Tenant will not move its chief executive office or establish any other principal place of business except to such new location as Tenant may establish in accordance with this Section 3(d). The location of each Facility comprising a portion of the Leased Property is as set forth in Schedule 2.  The originals of all documents evidencing Collateral and the only original books of account and records of Tenant relating thereto are, and will continue to be, kept at such chief executive office or the applicable Facility, as the case may be, or at such new location as Tenant may establish in accordance with this Section 3(d).  Tenant shall not move its chief executive office or establish any other principal place of business until (i) Tenant shall have given to the Secured Party not less than ten (10) days’ prior written notice of its intention to do so, which notice shall clearly describe such new location and provide such other information in connection therewith as the Secured Party may reasonably request, and (ii) with respect to such new location, Tenant shall have taken such action, satisfactory to the

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Secured Party (including, without limitation, all action required by Section 5), to maintain the security interest of the Secured Party in the Collateral.

(e)                                  All tangible personal property owned on the date hereof by Tenant to be used in connection with the operation or maintenance of the Leased Property, or any portion thereof, is located at each applicable Property or is in transit to such Property from the vendor thereof.  Tenant agrees that (i) all such property held by Tenant on the date hereof, once at each applicable Property, shall remain at such Property and (ii) all such property subsequently acquired by Tenant shall immediately upon acquisition be transferred to and remain at the applicable Property.

(f)                                   The corporate name and organizational identification number of Tenant is set forth on the signature page hereto.  The name under which each of the Facilities is operated is set forth on Schedule 2.  Tenant shall not (i) change such name without providing the Secured Party with thirty (30) days’ prior written notice and making all filings and taking all such other actions as the Secured Party determines are necessary or appropriate to continue or perfect the security interest granted hereunder, (ii) change its corporate organizational number, nor (iii) conduct its business in any other name or take title to any Collateral in any other name while this Agreement remains in effect.  Except as otherwise set forth on Schedule 1, Tenant has not ever had any other name nor conducted business in any other name in any jurisdiction.  Tenant is organized as a Maryland statutory trust.  Subject to the terms and conditions of Lease No. 5, Tenant shall not change its organizational structure or jurisdiction of organization without giving at least thirty (30) days’ prior written notice thereof to the Secured Party.

(g)                                  The Secured Party is authorized (but is under no obligation) to make, upon ten (10) Business Days’ notice to Tenant (except in the case of exigent circumstances, in which circumstances upon such notice, if any, as may then be reasonably practical), any payments which in the Secured Party’s opinion are necessary to:

(i)                                     discharge any liens which have or may take priority over the lien hereof; and

(ii)                                  pay all premiums payable on the insurance policies referred to in Lease No. 5 or any other document or agreement executed in connection therewith or herewith, upon the failure of Tenant to make such payments within the time permitted therein.

Tenant shall have no claim against the Secured Party by reason of its decision not to make any payments or perform such obligations permitted under this Section 3(g).  Tenant shall repay to the Secured Party any sums paid by the Secured Party upon demand.  Any sums paid and expenses incurred by the Secured Party pursuant to this paragraph shall bear interest at the Overdue Rate.

(h)                                 If any of the Collateral at any time becomes evidenced by an Instrument, Tenant shall promptly deliver such Instrument to the Secured Party, appropriately endorsed to the order of the Secured Party, to be held pursuant to this Agreement.

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(i)            Tenant shall not sell, transfer, change the registration, if any, of, dispose of, attempt to dispose of, or substantially modify or abandon the Collateral or any material part thereof, other than as permitted under Lease No. 5, without the prior written consent of the Secured Party.  Except as permitted under Lease No. 5, Tenant shall not create, incur, assume or suffer to exist any lien upon any of the Collateral without the prior written consent of the Secured Party.

(j)            Tenant shall not assert against the Secured Party any claim or defense which Tenant may have against any seller of the Collateral or any part thereof or against any Person with respect to the Collateral or any part thereof.

(k)           Tenant shall, upon demand, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder and under such other agreements or (iv) the failure by Tenant to perform or observe any of the provisions hereof.

(l)            Tenant shall indemnify and hold harmless the Secured Party from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Secured Party in any way relating to or arising out of this Agreement or arising out of Tenant’s obligations under any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or of any such other documents.

Section 4.  Special Provisions Concerning Equipment.  Tenant shall not impair the rights of the Secured Party in the Equipment.  Regardless of the manner of the affixation of any Equipment to real property, the Equipment so attached shall at all times constitute and remain personal property.  Tenant retains all liability and responsibility in connection with the Equipment and the liability of Tenant to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Equipment may be lost, destroyed, stolen or damaged or for any reason whatsoever have become unavailable to Tenant.  Upon the request of the Secured Party, Tenant shall provide to the Secured Party a current list of Equipment.

Section 5.  Financing Statements; Documentary Stamp Taxes.

(a)           Tenant shall, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Secured Party from time to time such lists, descriptions and designations of inventory, warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Secured Party reasonably deems appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.  Tenant authorizes the Secured Party to file any such financing statements without the signature of Tenant and Tenant will pay all applicable filing fees and related expenses.  To the extent permitted by law, a carbon, photographic or other

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reproduction of this Agreement or a financing statement shall be sufficient as a financing statement.

(b)           Tenant shall procure, pay for, affix to any and all documents and cancel any documentary tax stamps required by and in accordance with, applicable law, and Tenant shall indemnify and hold harmless the Secured Party from and against any liability  (including interest and penalties) in respect of such documentary stamp taxes.

Section 6.  Event of Default.  For purposes of this Agreement, the term “Event of Default” shall mean (a) the occurrence of an Event of Default under Lease No. 5 or any document or agreement executed in connection therewith; (b) the failure of Tenant to comply with any of its covenants or obligations under this Agreement and the continuance thereof for a period of ten (10) Business Days after written notice thereof; (c) any representation or warranty contained herein or made by Tenant in connection herewith shall prove to have been false or misleading in any material respect when made; or (d) the occurrence of any default or event of default under any document, instrument or agreement evidencing the Obligations.

Section 7.  Remedies.

(a)           Upon the occurrence and during the continuance of an Event of Default, in addition to any rights and remedies now or hereafter granted under applicable law, under Lease No. 5 or under any other documents or agreements entered into in connection herewith or therewith, and not by way of limitation of any such rights and remedies, the Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any applicable jurisdiction, and the right, without notice to, or assent by, Tenant, in the name of Tenant or, subject to any limitations imposed by applicable Legal Requirements in the name of the Secured Party or otherwise:

(i)                                               with respect to the General Intangibles to ask for, demand, collect, receive, compound and give acquittance therefor or any part thereof, to extend the time of payment of, compromise or settle for cash, credit or otherwise, and upon any terms and conditions, any thereof, to exercise and enforce any rights and remedies in respect thereof, and to file any claims, commence, maintain or discontinue any actions, suits or other proceedings deemed by the Secured Party necessary or advisable for the purpose of collecting or enforcing payment and performance thereof;

(ii)                                            to take possession of any or all of the Collateral and to use, hold, store, operate, merge and/or control the same and to exclude Tenant and all Persons claiming under it wholly or partly therefrom, and, for that purpose, to enter, with the aid and assistance of any Person or Persons and with or without legal process, any premises where the Collateral, or any part thereof, are, or may be, placed or assembled, and to remove any such Collateral;

(iii)                                         from time to time, at the expense of Tenant, to make all such repairs, replacements, alterations, additions and improvements to and of the Collateral as the Secured Party may reasonably deem proper; to carry on

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the business and to exercise all rights and powers of Tenant in respect to the Collateral, as the Secured Party shall deem best, including the right to enter into any and all such agreements with respect to the leasing, management and/or operation of the Collateral or any part thereof as the Secured Party may see fit; to collect and receive all rents, issues, profits, fees, revenues and other income of the same and every part thereof which rents, issues, profits, fees, revenues and other income may be applied to pay the expenses of holding and operating the Collateral and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Secured Party may be required or may elect to make, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments which the Secured Party may be required or authorized to make under any provision of this Agreement (including, without limitation, reasonable legal costs and attorneys’ fees);

(iv)                                        to execute any instrument and do all other things necessary and proper to protect and preserve and realize upon the Collateral and the other rights contemplated hereby;

(v)                                           upon notice to such effect, to require Tenant to deliver, at Tenant’s expense, any or all Collateral which is reasonably movable to the Secured Party at a place designated by the Secured Party, and after delivery thereof Tenant shall have no further claim to or interest in the Collateral; and

(vi)                                        without obligation to resort to other security, at any time and from time to time, to sell, re-sell, assign and deliver all or any of the Collateral, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, at public or private sale, for cash, upon credit or for future delivery, and at such price or prices and on such terms as the Secured Party may determine, with the amounts realized from any such sale to be applied to the Secured Obligations in the manner determined by the Secured Party.

Tenant hereby agrees that all of the foregoing may be effected without demand, advertisement or notice (except as hereinafter provided or as may be required by law), all of which (except as hereinafter provided) are hereby expressly waived, to the maximum extent permitted by law.  The Secured Party shall not be obligated to do any of the acts hereinabove authorized and in the event that the Secured Party elects to do any such act, the Secured Party shall not be responsible to Tenant.

(b)           Upon the occurrence and during the continuance of an Event of Default, the Secured Party may take legal proceedings for the appointment of a receiver or receivers (to which the Secured Party shall be entitled as a matter of right) to take possession of the Collateral pending the sale thereof pursuant either to the powers of sale granted by this Agreement or to a judgment, order or decree made in any judicial proceeding for the foreclosure or involving the

8

enforcement of this Agreement.  If, after the exercise of any or all of such rights and remedies, any of the Obligations shall remain unpaid or unsatisfied, Tenant shall remain liable for any deficiency or performance thereof, as applicable.

(c)           Upon any sale of any of the Collateral, whether made under the power of sale hereby given or under judgment, order or decree in any judicial proceeding for the foreclosure or involving the enforcement of this Agreement:

(i)                                               the Secured Party may bid for and purchase the property being sold and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in its own absolute right without further accountability, and may, in paying the purchase money therefor, deliver any instruments evidencing the Obligations or agree to the satisfaction of all or a portion of the Obligations in lieu of cash in payment of the amount which shall be payable thereon, and such instruments, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Secured Party after being appropriately stamped to show partial payment;

(ii)                                            the Secured Party may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold;

(iii)                                         all right, title, interest, claim and demand whatsoever, either at law or in equity or  otherwise, of Tenant of, in and to the property so sold shall be divested; such sale shall be a perpetual bar both at law and in equity against Tenant, its successors and assigns, and against any and all Persons claiming or who may claim the property sold or any part thereof from, through or under Tenant, its successors or assigns;

(iv)                                        the receipt of the Secured Party or of the officers thereof making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for his or their purchase money, and such purchaser or purchasers, and his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Secured Party or of such officer therefor, be obliged to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication thereof; and

(v)                                           to the extent that it may lawfully do so, Tenant agrees that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take advantage of, any appraisement, valuation, stay, extension or redemption laws, or any law permitting it to direct the order in which the Collateral or any part thereof shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Agreement or any other document, Lease No. 5 or any other document or agreement entered into in connection herewith or therewith, and Tenant hereby expressly waives all benefit or advantage

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of any such laws and covenants that it will not hinder, delay or impede the execution of any power granted or delegated to the Secured Party in this Agreement, but will suffer and permit the execution of every such power as though no such laws were in force.

In the event of any sale of Collateral pursuant to this Section 7, the Secured Party shall, at least ten (10) days before such sale, give Tenant written notice of its intention to sell, except that, if the Secured Party shall determine in its reasonable discretion that any of the Collateral threatens to decline in value, any such sale may be made upon three (3) days’ written notice to Tenant, which time periods Tenant hereby agrees are reasonable.

(d)  The Secured Party is hereby irrevocably appointed the true and lawful attorney-in-fact of Tenant in its name and stead, to make all necessary deeds, bills of sale and instruments of assignment and transfer of the property sold pursuant to this Section 7 and for such other purposes as are necessary or desirable to effectuate the provisions of this Agreement, and for that purpose it may execute and deliver all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more Persons with like power, Tenant hereby ratifying and confirming all that its said attorney, or such substitute or substitutes, shall lawfully do by virtue hereof.  If so requested by the Secured Party or by any purchaser, Tenant shall ratify and confirm any such sale or transfer by executing and delivering to the Secured Party or to such purchaser all property, deeds, bills of sale, instruments or assignment and transfer and releases as may be designated in any such request.

Section 8.  Application of Moneys.  All moneys which the Secured Party shall receive pursuant hereto shall first be applied (to the extent thereof) to the payment of all reasonable costs and expenses incurred in connection with the administration and enforcement of, or the preservation of any rights under, this Agreement or Lease No. 5 (including, without limitation, the reasonable fees and disbursements of its counsel and agents) and the balance, if any, shall be applied first to accrued and unpaid interest, charges and fees on, and then to outstanding principal of, any Obligations or any other obligations of Tenant (or its affiliates) to the Secured Party, and then to any other amounts outstanding on any such Obligations and then as required by law to any other parties having an interest therein.

Section 9.  Waivers, Etc.  Tenant, on its own behalf and on behalf of its successors and assigns, hereby waives presentment, demand, notice, protest and, except as is otherwise specifically provided herein, all other demands and notices in connection with this Agreement or the enforcement of the rights of the Secured Party hereunder or in connection with any Obligations or any Collateral; waives all rights to require a marshaling of assets by the Secured Party; consents to and waives notice of (a) the substitution, release or surrender of any Collateral, (b) the addition or release of Persons primarily or secondarily liable on any Obligation or on any Collateral, (c) the acceptance of partial payments on any Collateral and/or the settlement or compromise thereof, (d) any requirement of diligence or promptness on the part of the Secured Party in the enforcement of any rights in respect of any Collateral or any other agreement or instrument directly or indirectly relating thereto, and (e) any enforcement of any present or future agreement or instrument relating directly or indirectly to the Collateral.  No delay or omission on the part of the Secured Party or any holder of Obligations in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder.  No waiver of any such right on

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any one occasion shall be construed as a bar to or waiver of any such right on any future occasion.  No course of dealing between Tenant and the Secured Party or any holder of Obligations, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party or any holder of Obligations, any right, power or privilege hereunder or under any of the Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege.

Tenant further waives any right it may have under the constitution of any state or commonwealth in which any of the Collateral may be located, or under the Constitution of the United States of America, to notice (except for notice specifically required hereby) or to a judicial hearing prior to the exercise of any right or remedy provided by this Agreement to the Secured Party, and waives its rights, if any, to set aside or invalidate any sale duly consummated in accordance with the foregoing  provisions hereof on the grounds (if such be the case) that the sale was consummated without a prior judicial hearing.  TENANT’S WAIVERS UNDER THIS SECTION 9 HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY AND AFTER TENANT HAS BEEN APPRISED AND COUNSELED BY ITS ATTORNEYS AS TO THE NATURE THEREOF AND ITS POSSIBLE ALTERNATIVE RIGHTS.

The Secured Party shall not be required to marshal any present or future security for (including without limitation this Agreement and the Collateral pledged hereunder), or guaranties of, the Obligations or any of them, or to resort to such security or guaranties in any particular order; and all of the rights hereunder and in respect of such securities and guaranties shall be cumulative and in addition to all other rights, however existing or arising.  To the maximum extent permitted by applicable law, Tenant hereby agrees that it will not invoke any law relating to the marshalling of collateral, which might cause delay in or impede the enforcement of the Secured Party’s rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or guaranteed, and, to the maximum extent permitted by applicable law, Tenant hereby irrevocably waives the benefits of all such laws.

Section 10.  Further Assurances as to Collateral; Attorney-in-Fact.  From time to time hereafter, Tenant will execute and deliver, or will cause to be executed and delivered, such additional instruments, certificates or documents (including, without limitation, financing statements, renewal statements, mortgages, collateral assignments and other security documents), and will take all such actions as the Secured Party may reasonably request, for the purposes of implementing or effectuating the provisions of this Agreement or of more fully perfecting or renewing the Secured Party’s rights with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds thereof or with respect to any other property or assets hereafter acquired by Tenant which may be deemed to be a part of the Collateral) pursuant hereto and thereto.  The Secured Party is hereby appointed the attorney-in-fact, with full power of substitution, of Tenant for the purpose of carrying out the provisions of this Agreement and taking any action, including, without limitation, executing, delivering and filing applications, certificates, instruments and other documents and papers with governmental authorities, and executing any instruments, including without limitation financing or continuation statements, deeds to secure debt, mortgages, assignments, conveyances, assignments and transfers which are required to be taken or executed by Tenant under this Agreement, on its behalf and in its name

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which appointment is coupled with an interest, is irrevocable and durable and shall survive the subsequent dissolution, disability or incapacity of Tenant.

Section 11.  Arbitration.

11.1        Disputes.  Any disputes, claims or controversies between the parties (a) arising out of or relating to this Agreement, or (b) brought by or on behalf of any shareholder of any party or a direct or indirect parent of a party (which, for purposes of this Section 11, shall mean any shareholder of record or any beneficial owner of shares of any party, or any former shareholder of record or beneficial owner of shares of any party), either on his, her or its own behalf, on behalf of any party or on behalf of any series or class of shares of any party or shareholders of any party against any party or any member, trustee, officer, manager (including The RMR Group LLC or its successor), agent or employee of any party, including disputes, claims or controversies relating to the meaning, interpretation, effect, validity, performance or enforcement of this Agreement, including this arbitration provision, or the declarations of trust, limited liability company agreements, charters, bylaws or other governing documents of any party hereto (all of which are referred to as “Disputes”), or relating in any way to such a Dispute or Disputes shall, on the demand of any party to such Dispute be resolved through binding and final arbitration in accordance with the Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (“AAA”) then in effect, except as those Rules may be modified in this Section 11.  For the avoidance of doubt, and not as a limitation, Disputes are intended to include derivative actions against trustees, officers or managers of any party and class actions by a shareholder against those individuals or entities and any party.  For the avoidance of doubt, a Dispute shall include a Dispute made derivatively on behalf of one party against another party.  For purposes of this Section 11, the term “party” shall include any direct or indirect parent of a party.

11.2        Selection of Arbitrators.  There shall be three (3) arbitrators.  If there are only two (2) parties to the Dispute, each party shall select one arbitrator within fifteen (15) days after receipt of a demand for arbitration.  Such arbitrators may be affiliated or interested persons of such parties.  If there are more than two (2) parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, shall each select, by the vote of a majority of the claimants or the respondents, as the case may be, one arbitrator within fifteen (15) days after receipt of a demand for arbitration.  Such arbitrators may be affiliated or interested persons of the claimants or the respondents, as the case may be.  If either a claimant (or all claimants) or a respondent (or all respondents) fail to timely select an arbitrator then the party (or parties) who has selected an arbitrator may request the AAA to provide a list of three (3) proposed arbitrators in accordance with the Rules (each of whom shall be neutral, impartial and unaffiliated with any party) and the party (or parties) that failed to timely appoint an arbitrator shall have ten (10) days from the date the AAA provides such list to select one of the three (3) arbitrators proposed by AAA.  If such party (or parties) fail to select such arbitrator by such time, the party (or parties) who have appointed the first arbitrator shall then have ten (10) days to select one of the three (3) arbitrators proposed by AAA to be the second arbitrator; and, if he/they should fail to select such arbitrator by such time, the AAA shall select, within fifteen (15) days thereafter, one of the three (3) arbitrators it had proposed as the second arbitrator.  The two (2) arbitrators so appointed shall jointly appoint the third and presiding arbitrator (who shall be neutral, impartial and unaffiliated with any party) within fifteen (15) days of the appointment of the second arbitrator.  If the third

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arbitrator has not been appointed within the time limit specified herein, then the AAA shall provide a list of proposed arbitrators in accordance with the Rules, and the arbitrator shall be appointed by the AAA in accordance with a listing, striking and ranking procedure, with each party having a limited number of strikes, excluding strikes for cause.

11.3        Location of Arbitration.  The place of arbitration shall be Boston, Massachusetts unless otherwise agreed by the parties.

11.4        Scope of Discovery.  There shall be only limited documentary discovery of documents directly related to the issues in dispute, as may be ordered by the arbitrators.

11.5        Arbitration Award.  In rendering an award or decision (the “Arbitration Award”), the arbitrators shall be required to follow the laws of the State of Maryland.  Any arbitration proceedings or Arbitration Award rendered hereunder and the validity, effect and interpretation of this arbitration provision shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq.  The Arbitration Award shall be in writing and may, but shall not be required to, briefly state the findings of fact and conclusions of law on which it is based.

11.6        Costs.  Except to the extent expressly provided by this Agreement or as otherwise agreed by the parties, each party involved in a Dispute shall bear its own costs and expenses (including attorneys’ fees), and the arbitrators shall not render an award that would include shifting of any such costs or expenses (including attorneys’ fees) or, in a derivative case or class action, award any portion of a party’s award to the claimant or the claimant’s attorneys.  Each party (or, if there are more than two (2) parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, respectively) shall bear the costs and expenses of its (or their) selected arbitrator and the parties (or, if there are more than two (2) parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand) shall equally bear the costs and expenses of the third appointed arbitrator.

11.7        Final Judgment.  An Arbitration Award shall be final and binding upon the parties thereto and shall be the sole and exclusive remedy between such parties relating to the Dispute, including any claims, counterclaims, issues or accounting presented to the arbitrators.  Judgment upon the Arbitration Award may be entered in any court having jurisdiction.  To the fullest extent permitted by law, no application or appeal to any court of competent jurisdiction may be made in connection with any question of law arising in the course of arbitration or with respect to any award made except for actions relating to enforcement of this agreement to arbitrate or any arbitral award issued hereunder and except for actions seeking interim or other provisional relief in aid of arbitration proceedings in any court of competent jurisdiction.

11.8        Payment.  Any monetary award shall be made and payable in U.S. dollars free of any tax, deduction or offset.  Each party against which the Arbitration Award assesses a monetary obligation shall pay that obligation on or before the thirtieth (30th) day following the date of the Arbitration Award or such other date as the Arbitration Award may provide.

11.9        Intended Beneficiaries.  This Section 11 is intended to benefit and be enforceable by the shareholders, members, direct and indirect parents, trustees, directors, officers, managers (including The RMR Group LLC or its successor), agents or employees of any party and the parties and shall be binding on the shareholders of any party and the parties, as

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applicable, and shall be in addition to, and not in substitution for, any other rights to indemnification or contribution that such individuals or entities may have by contract or otherwise.

Section 12.  Miscellaneous.

(a)           Tenant agrees that its obligations and the rights of the Secured Party hereunder and in respect of the Obligations may be enforced by specific performance hereof and thereof and by temporary, preliminary and/or final injunctive relief relating hereto and thereto, without necessity for proof by the Secured Party or any holder of the Obligations that it would otherwise suffer irreparable harm, and Tenant hereby consents to the issuance of such specific and injunctive relief.

(b)           Any notice or demand upon Tenant or the Secured Party shall be deemed to have been sufficiently given when given in accordance with the provisions of Lease No. 5.

(c)           None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by Tenant and the Secured Party.  No notice to or demand on Tenant in any case shall entitle Tenant to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Secured Party to any other or further action in any circumstances without notice or demand.

(d)           The obligations of Tenant hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of Tenant; (ii) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement, Lease No. 5 or any document or agreement executed in connection herewith or therewith, the Obligations or any security for any of the Obligations; or (iii) any amendment to or modification of any of Lease No. 5 or any document or agreement executed in connection herewith or therewith, the Obligations or any security for any of the Obligations; whether or not Tenant shall have notice or knowledge of any of the foregoing.  The rights and remedies of the Secured Party herein provided for are cumulative and not exclusive of any rights or remedies which the Secured Party would otherwise have, including, without limitation, under Lease No. 5 or any document or agreement executed in connection herewith or therewith.  This Agreement is intended as a supplement for and is not intended to supersede in any respect Lease No. 5 or any document or agreement executed in connection herewith or therewith.

(e)           This Agreement shall be binding upon Tenant and its successors and assigns and shall inure to the benefit of the Secured Party, and its respective successors and assigns.  All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement.

(f)            The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

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(g)           Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibitions or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(h)           This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of the Commonwealth of Massachusetts applicable to contracts between residents of Massachusetts which are to be performed entirely within Massachusetts, regardless of (i) where this Agreement is executed or delivered; or (ii) where any payment or other performance required by this Agreement is made or required to be made; or (iii) where any breach of any provision of this Agreement occurs, or any cause of action otherwise accrues; or (iv) where any action or other proceeding is instituted or pending; or (v) the nationality, citizenship, domicile, principle place of business, or jurisdiction of organization or domestication of any party; or (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than the Commonwealth of Massachusetts; or (vii) any combination of the foregoing.  Notwithstanding the foregoing, to the extent that matters of title, or creation, perfection and priority of the security interests created hereby, or procedural issues of foreclosures are required to be governed by the laws of the state in which the Collateral, or relevant part thereof, is located, the laws of such State shall apply.

Section 14.  NON-LIABILITY OF TRUSTEES.  THE DECLARATION OF TRUST ESTABLISHING THE SECURED PARTY, DATED NOVEMBER 10, 20014, AS AMENDED AND SUPPLEMENTED, AS FILED WITH THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND, PROVIDES THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE SECURED PARTY SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE SECURED PARTY.  ALL PERSONS DEALING WITH THE SECURED PARTY IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF THE SECURED PARTY FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal as of the date first above written.

TENANT:

FIVE STAR QUALITY CARE TRUST

By:
Bruce J. Mackey Jr.
President

Corporate Organizational Number:
B06518864

SECURED PARTY:

SNH/LTA PROPERTIES TRUST

By:
David J. Hegarty
President

[SIGNATURE PAGE TO TENANT SECURITY AGREEMENT (LEASE NO. 5)]

SCHEDULE 1

CHIEF EXECUTIVE OFFICE:

400 Centre Street

Newton, Massachusetts  02458

PRINCIPAL PLACE OF BUSINESS:

400 Centre Street

Newton, Massachusetts  02458

SCHEDULE 2

THE FACILITIES

NORTH CAROLINA:

MORNINGSIDE OF CONCORD

500 Penny Lane, N.E.

Concord, NC  280245

MORNINGSIDE OF GASTONIA

2755 Union Road

Gastonia, NC  28054

MORNINGSIDE OF RALEIGH

801 Dixie Trail

Raleigh, NC  27607

SOUTH CAROLINA

SWEETGRASS COURT

1010 Anna Knapp Boulevard

Mt. Pleasant, SC  29464

SWEETGRASS VILLAGE

601 Mathis Ferry Road

Mt. Pleasant, SC  29464

TENNESSEE

MORNINGSIDE OF PARIS

350 Volunteer Drive

Paris, TN  38242

VIRGINIA

MORNINGSIDE OF WILLIAMSBURG

440 McLaws Circle

Williamsburg, VA  23185

EXHIBIT E

FORM OF SUBLEASE

SUBLEASE AGREEMENT

THIS SUBLEASE AGREEMENT (this “Sublease”) is entered into as of June [•], 2016, by and between [•], a [•], as sublandlord (“Sublandlord”), and [•], a [•], as subtenant (“Subtenant”).

W I T N E S S E T H :

WHEREAS, [•], a [•], as landlord (“Landlord”), and Sublandlord, as tenant, are parties to that certain Master Lease Agreement (Lease No. 5), of even date herewith, as amended from time to time (as so amended, the “Lease”), pursuant to which Landlord leases to Sublandlord and Sublandlord leases from Landlord the Leased Property, as more particularly described in the Lease, which Leased Property includes that certain Property related to the parcel of land described on Exhibit A attached hereto and made a part hereof (the “Subleased Property”); and

WHEREAS, in connection with the execution and delivery of the Lease, Sublandlord wishes to sublease to Subtenant and Subtenant wishes to sublease from Sublandlord the Subleased Property as hereinafter provided;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Sublandlord and Subtenant hereby agree as follows:

1.                                      Defined Terms.  Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Lease.

2.                                      Sublease.  Upon and subject to the terms and conditions hereinafter set forth, Sublandlord hereby subleases to Subtenant, and Subtenant hereby subleases from Sublandlord, all of Sublandlord’s right, title and interest in, to, under and relating to the Subleased Property, including, without limitation, any leasehold rights of Sublandlord relating to the use or occupancy thereof.

3.                                      Term.  The term of this Sublease commences on the date hereof and shall expire simultaneously with the expiration or sooner termination of the term of the Lease with respect to the Subleased Property.

4.                                      Rent.  Commencing on the date hereof, Subtenant shall pay to Sublandlord, in accordance with the applicable terms and provisions of the Lease, all amounts due and payable by Sublandlord under the Lease with respect to the Subleased Property.  The Minimum Rent shall be adjusted following any disbursement by Landlord with respect to the Subleased Property in accordance with Section 3.1.1(c) of the Lease, and Minimum Rent hereunder may be adjusted to reflect the allocation and reallocation of Minimum Rent among the Leased Property (including, without limitation, the Subleased Property) by agreement between Landlord and Sublandlord in accordance with Section 3.1.1(b) of the Lease.

5.                                      Incorporation of Lease.  Article 12 of the Lease is hereby incorporated by reference except that “Landlord” shall be “Sublandlord” and “Tenant” shall be “Subtenant”; and Section 16.2 of the Lease is incorporated herein by reference.  Subtenant shall be liable to Sublandlord for any damages Sublandlord incurs under the Lease or any Incidental Document as a direct or indirect result of breach of any of Subtenant’s obligations under this Sublease.  Subtenant shall observe and perform for the benefit of Sublandlord all of the terms, covenants and conditions of the Lease which Sublandlord, as tenant under the Lease, is obligated to observe and perform with respect to the Subleased Property for the benefit of Landlord including complying with and performing the obligations in Sections 5.3 and 21.1 through 21.5 of the Lease as if Subtenant were “Tenant” described therein, except that the first sentence of Section 21.2 of the Lease shall not apply to Subtenant.  Subtenant shall not do, omit to do or permit to be done or omitted any act which could constitute a breach or default under the terms of the Lease or result in the termination of the Lease by Landlord with respect to the Subleased Property.

6.                                      No Assignment or Subletting.  Subtenant shall not assign or sublease, directly or indirectly, the Subleased Property without the prior consent of Sublandlord and otherwise in accordance with the applicable terms and conditions of the Lease; provided, however, that the foregoing shall not be deemed to prohibit Subtenant from permitting patients or residents to occupy the Facility located on the Subleased Property in the ordinary course of Subtenant’s business and in accordance with the applicable terms and conditions of the Lease.

7.                                      Arbitration.

(a)                                 Disputes.  Any disputes, claims or controversies between the parties (i) arising out of or relating to this Sublease, or (ii) brought by or on behalf of any shareholder of any party or a direct or indirect parent of a party (which, for purposes of this Section 7, shall mean any shareholder of record or any beneficial owner of shares of any party, or any former shareholder of record or beneficial owner of shares of any party), either on his, her or its own behalf, on behalf of any party or on behalf of any series or class of shares of any party or shareholders of any party against any party or any member, trustee, officer, manager (including The RMR Group LLC or its successor), agent or employee of any party, including disputes, claims or controversies relating to the meaning, interpretation, effect, validity, performance or enforcement of this Sublease, including this arbitration provision, or the declarations of trust, limited liability company agreements, charters, bylaws or other governing documents of any party hereto (all of which are referred to as “Disputes”), or relating in any way to such a Dispute or Disputes shall, on the demand of any party to such Dispute be resolved through binding and final arbitration in accordance with the Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (“AAA”) then in effect, except as those Rules may be modified in this Section 7.  For the avoidance of doubt, and not as a limitation, Disputes are intended to include derivative actions against trustees, officers or managers of any party and class actions by a shareholder against those individuals or entities and any party.  For the avoidance of doubt, a Dispute shall include a Dispute made derivatively on behalf of one party against another party.  For purposes of this Section 7, the term “party” shall include any direct or indirect parent of a party.

(b)                                 Selection of Arbitrators.  There shall be three (3) arbitrators.  If there are only two (2) parties to the Dispute, each party shall select one arbitrator within fifteen (15) days after

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receipt of a demand for arbitration.  Such arbitrators may be affiliated or interested persons of such parties.  If there are more than two (2) parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, shall each select, by the vote of a majority of the claimants or the respondents, as the case may be, one arbitrator within fifteen (15) days after receipt of a demand for arbitration.  Such arbitrators may be affiliated or interested persons of the claimants or the respondents, as the case may be.  If either a claimant (or all claimants) or a respondent (or all respondents) fail to timely select an arbitrator then the party (or parties) who has selected an arbitrator may request the AAA to provide a list of three (3) proposed arbitrators in accordance with the Rules (each of whom shall be neutral, impartial and unaffiliated with any party) and the party (or parties) that failed to timely appoint an arbitrator shall have ten (10) days from the date the AAA provides such list to select one of the three (3) arbitrators proposed by AAA.  If such party (or parties) fail to select such arbitrator by such time, the party (or parties) who have appointed the first arbitrator shall then have ten (10) days to select one of the three (3) arbitrators proposed by AAA to be the second arbitrator; and, if he/they should fail to select such arbitrator by such time, the AAA shall select, within fifteen (15) days thereafter, one of the three (3) arbitrators it had proposed as the second arbitrator.  The two (2) arbitrators so appointed shall jointly appoint the third and presiding arbitrator (who shall be neutral, impartial and unaffiliated with any party) within fifteen (15) days of the appointment of the second arbitrator.  If the third arbitrator has not been appointed within the time limit specified herein, then the AAA shall provide a list of proposed arbitrators in accordance with the Rules, and the arbitrator shall be appointed by the AAA in accordance with a listing, striking and ranking procedure, with each party having a limited number of strikes, excluding strikes for cause.

(c)                                  Location of Arbitration.  The place of arbitration shall be Boston, Massachusetts unless otherwise agreed by the parties.

(d)                                 Scope of Discovery.  There shall be only limited documentary discovery of documents directly related to the issues in dispute, as may be ordered by the arbitrators.

(e)                                  Arbitration Award.  In rendering an award or decision (the “Arbitration Award”), the arbitrators shall be required to follow the laws of the State of Maryland.  Any arbitration proceedings or Arbitration Award rendered hereunder and the validity, effect and interpretation of this arbitration provision shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq.  The Arbitration Award shall be in writing and may, but shall not be required to, briefly state the findings of fact and conclusions of law on which it is based.

(f)                                   Costs.  Except to the extent expressly provided by this Sublease or as otherwise agreed by the parties, each party involved in a Dispute shall bear its own costs and expenses (including attorneys’ fees), and the arbitrators shall not render an award that would include shifting of any such costs or expenses (including attorneys’ fees) or, in a derivative case or class action, award any portion of a party’s award to the claimant or the claimant’s attorneys.  Each party (or, if there are more than two (2) parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, respectively) shall bear the costs and expenses of its (or their) selected arbitrator and the parties (or, if there are more than two (2) parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand) shall equally bear the costs and expenses of the third appointed arbitrator.

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(g)                                  Final Judgment.  An Arbitration Award shall be final and binding upon the parties thereto and shall be the sole and exclusive remedy between such parties relating to the Dispute, including any claims, counterclaims, issues or accounting presented to the arbitrators.  Judgment upon the Arbitration Award may be entered in any court having jurisdiction.  To the fullest extent permitted by law, no application or appeal to any court of competent jurisdiction may be made in connection with any question of law arising in the course of arbitration or with respect to any award made except for actions relating to enforcement of this agreement to arbitrate or any arbitral award issued hereunder and except for actions seeking interim or other provisional relief in aid of arbitration proceedings in any court of competent jurisdiction.

(h)                                 Payment.  Any monetary award shall be made and payable in U.S. dollars free of any tax, deduction or offset.  Each party against which the Arbitration Award assesses a monetary obligation shall pay that obligation on or before the thirtieth (30th) day following the date of the Arbitration Award or such other date as the Arbitration Award may provide.

(i)                                     Intended Beneficiaries.  This Section 7 is intended to benefit and be enforceable by the shareholders, members, direct and indirect parents, trustees, directors, officers, managers (including The RMR Group LLC or its successor), agents or employees of any party and the parties and shall be binding on the shareholders of any party and the parties, as applicable, and shall be in addition to, and not in substitution for, any other rights to indemnification or contribution that such individuals or entities may have by contract or otherwise.

8.                                      Miscellaneous.

(a)                                 All the terms and provisions of this Sublease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(b)                                 The headings in this Sublease are for convenience of reference only and shall not limit or otherwise affect the terms hereof.

(c)                                  This Sublease shall be interpreted, construed, applied and enforced in accordance with the laws of the Commonwealth of Massachusetts applicable to contracts between residents of Massachusetts which are to be performed entirely within Massachusetts, regardless of (i) where this Sublease is executed or delivered; or (ii) where any payment or other performance required by this Sublease is made or required to be made; or (iii) where any breach of any provision of this Sublease occurs, or any cause of action otherwise accrues; or (iv) where any action or other proceeding is instituted or pending; or (v) the nationality, citizenship, domicile, principal place of business, or jurisdiction of organization or domestication of any party; or (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than Massachusetts; or (vii) any combination of the foregoing.  Notwithstanding the foregoing, the laws of the State shall apply to the perfection and priority of liens upon and the disposition of the Subleased Property.

(d)                                 This Sublease may be executed in separate counterparts, each of which shall be considered an original, and all of which, when taken together, shall constitute one and the same instrument.

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(e)                                  This Sublease (including the Exhibits hereto), and the other documents and instruments specifically provided for or recited herein and therein contain the entire understanding between the parties concerning the subject matter hereof and thereof, and except as expressly provided for herein or therein, supersede all prior understandings and agreements whether oral or written, between them with respect to the subject matter hereof and thereof.

(f)                                   Neither this Sublease nor any provision hereof may be changed, waived, discharged or terminated except as otherwise provided herein or by an instrument in writing signed by Sublandlord and Subtenant.

(g)                                  Sublandlord and Subtenant acknowledge and agree that this Sublease shall be subject and subordinate to the Lease and to matters to which the Lease shall be subject or subordinate, and shall terminate no later than the termination of the Lease.

(h)                                 Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Sublease shall be deemed adequately given if in writing and the same shall be delivered either in hand, by telecopier with written acknowledgment of receipt, or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Sublease upon the date of acknowledged receipt, in the case of a notice by telecopier, and, in all other cases, upon the date of receipt or refusal, except that whenever under this Sublease a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

All such notices shall be addressed,

if to Sublandlord:

c/o Five Star Quality Care, Inc.

400 Centre Street

Newton, Massachusetts  02458

Attn:  Mr. Richard A. Doyle

[Telecopier No. (617) 796-8385]

if to Subtenant to:

c/o Five Star Quality Care, Inc.

400 Centre Street

Newton, Massachusetts  02458

Attn:  Mr. Bruce J. Mackey Jr.

[Telecopier No. (617) 796-8385]

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By notice given as herein provided, the parties hereto and their respective successors and assigns shall have the right from time to time and at any time during the term of this Sublease to change their respective addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address any other address within the United States of America.

[Remainder of page left intentionally blank.]

[Signature page follows.]

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IN WITNESS WHEREOF, Sublandlord and Subtenant have caused this Sublease to be duly executed as a sealed instrument as of the date first set forth above.

SUBLANDLORD:

[•]

By:
Richard A. Doyle
Treasurer

SUBTENANT:

[•]

By:
Bruce J. Mackey Jr.
President

EXHIBIT A

Legal Description

[See attached.]

EXHIBIT F

FORM OF SUBTENANT GUARANTY

SUBTENANT GUARANTY AGREEMENT

(LEASE NO. 5)

THIS SUBTENANT GUARANTY AGREEMENT (this “Guaranty”) is entered into as of June 29, 2016 by each of the parties listed on the signature page hereof as a Subtenant Guarantor (each a “Subtenant Guarantor” and collectively, the “Subtenant Guarantors”), for the benefit of SNH/LTA Properties Trust, a Maryland real estate investment trust (together with its successors and assigns, collectively, the “Landlord”).

W I T N E S S E T H :

WHEREAS, Senior Housing Properties Trust, a Maryland real estate investment trust and the ultimate parent of Landlord, and Five Star Quality Care, Inc., a Maryland corporation and ultimate parent of the Subtenant Guarantors, on behalf of themselves and their respective subsidiaries, are parties to that certain Transaction Agreement of even date herewith (the “Transaction Agreement”); and

WHEREAS, pursuant to the Transaction Agreement, Landlord acquired certain real property from the Subtenant Guarantors and leased such real property back to an affiliate of the Subtenant Guarantors, Five Star Quality Care Trust, a Maryland statutory trust (“Tenant”), pursuant to that certain Lease Agreement (Lease No. 5) of even date herewith (as the same may be amended, modified or supplemented from time to time, “Lease No. 5”); and

WHEREAS, pursuant to various Sublease Agreements of even date herewith, Tenant has subleased certain portions of the premises demised under Lease No. 5 to the Subtenant Guarantors; and

WHEREAS, as a condition of Landlord’s acquisition of such real property and lease of such real property back to Tenant pursuant to the Transaction Agreement, and pursuant to the terms of Lease No. 5, the Subtenant Guarantors agreed to enter into a guaranty agreement pursuant to which Subtenant Guarantors will each guaranty all of the payment and performance obligations of Tenant under Lease No. 5, subject to and upon the terms and conditions herein set forth; and

WHEREAS, the transactions contemplated by Lease No. 5 are of direct material benefit to the Subtenant Guarantors;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the Subtenant Guarantors hereby agree as follows:

1.                                      Certain Terms.  Capitalized terms used and not otherwise defined in this Guaranty shall have the meanings ascribed to such terms in Lease No. 5.  Lease No. 5 and the Incidental Documents are hereinafter collectively referred to as the “Lease No. 5 Documents”.

2.                                      Guaranteed Obligations.  For purposes of this Guaranty the term “Guaranteed Obligations” shall mean the payment and performance of each and every obligation of Tenant to Landlord under Lease No. 5 and the Lease No. 5 Documents or relating thereto, whether now existing or hereafter arising, and including, without limitation, the payment of the full amount of the Rent payable under Lease No. 5.

3.                                      Representations and Covenants.  Each Subtenant Guarantor jointly and severally represents, warrants, covenants, and agrees that:

3.1  Incorporation of Representations and Warranties.  The representations and warranties of Tenant and its Affiliated Persons set forth in the Lease No. 5 Documents are true and correct on and as of the date hereof in all material respects.

3.2  Performance of Covenants and Agreements.  Each Subtenant Guarantor hereby agrees to take all lawful action in its power to cause Tenant duly and punctually to perform all of the covenants and agreements set forth in the Lease No. 5 Documents.

3.3  Validity of Agreement.  Each Subtenant Guarantor has duly and validly executed and delivered this Guaranty; this Guaranty constitutes the legal, valid and binding obligation of such Subtenant Guarantor, enforceable against such Subtenant Guarantor in accordance with its terms, except as the enforceability thereof may be subject to bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and subject to general equitable principles, regardless of whether enforceability is considered in a proceeding at law or in equity; and the execution, delivery and performance of this Guaranty have been duly authorized by all requisite action of such Subtenant Guarantor and such execution, delivery and performance by such Subtenant Guarantor will not result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the property or assets of such Subtenant Guarantor pursuant to the terms of, any indenture, mortgage, deed of trust, note, other evidence of indebtedness, agreement or other instrument to which it may be a party or by which it or any of its property or assets may be bound, or violate any provision of law, or any applicable order, writ, injunction, judgment or decree of any court or any order or other public regulation of any governmental commission, bureau or administrative agency.

3.4  Payment of Expenses.  Each Subtenant Guarantor agrees, as principal obligor and not as guarantor only, to pay to Landlord forthwith, upon demand, in immediately available federal funds, all costs and expenses (including reasonable attorneys’ fees and disbursements) incurred or expended by Landlord in connection with the enforcement of this Guaranty, together with interest on amounts recoverable under this Guaranty from the time such amounts become due until payment at the Overdue Rate.  The Subtenant Guarantors’ covenants and agreements set forth in this Section 3.4 shall survive the termination of this Guaranty.

3.5  Notices.  Each Subtenant Guarantor shall promptly give notice to Landlord of any event known to it which might reasonably result in a material adverse change in its financial condition.

3.6  Reports.  Each Subtenant Guarantor shall promptly provide to Landlord each of the financial reports, certificates and other documents required of it under the Lease No. 5 Documents.

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3.7  Books and Records.  Each Subtenant Guarantor shall at all times keep proper books of record and account in which full, true and correct entries shall be made of its transactions in accordance with generally accepted accounting principles and shall set aside on its books from its earnings for each fiscal year all such proper reserves, including reserves for depreciation, depletion, obsolescence and amortization of its properties during such fiscal year, as shall be required in accordance with generally accepted accounting principles, consistently applied, in connection with its business.  Each Subtenant Guarantor shall permit access by Landlord and its agents to the books and records maintained by such Subtenant Guarantor during normal business hours and upon reasonable notice.  Any proprietary information obtained by Landlord with respect to such Subtenant Guarantor pursuant to the provisions of this Guaranty shall be treated as confidential, except that such information may be disclosed or used, subject to appropriate confidentiality safeguards, pursuant to any court order or in any litigation between the parties and except further that Landlord may disclose such information to its prospective lenders, provided that Landlord shall direct such lenders to maintain such information as confidential.

3.8  Taxes, Etc.  Each Subtenant Guarantor shall pay and discharge promptly as they become due and payable all taxes, assessments and other governmental charges or levies imposed upon such Subtenant Guarantor or the income of such Subtenant Guarantor or upon any of the property, real, personal or mixed, of such Subtenant Guarantor, or upon any part thereof, as well as all claims of any kind (including claims for labor, materials and supplies) which, if unpaid, might by law become a lien or charge upon any property and result in a material adverse change in the financial condition of such Subtenant Guarantor; provided, however, that such Subtenant Guarantor shall not be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings or other appropriate actions promptly initiated and diligently conducted and if such Subtenant Guarantor shall have set aside on its books such reserves of such Subtenant Guarantor, if any, with respect thereto as are required by generally accepted accounting principles.

3.9  Legal Existence of Subtenant Guarantors. Each Subtenant Guarantor shall do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence.

3.10  Compliance.  Each Subtenant Guarantor shall use reasonable business efforts to comply in all material respects with all applicable statutes, rules, regulations and orders of, and all applicable restrictions imposed by, all governmental authorities in respect of the conduct of its business and the ownership of its property (including, without limitation, applicable statutes, rules, regulations, orders and restrictions relating to environmental, safety and other similar standards or controls).

3.11  Insurance.  Each Subtenant Guarantor shall maintain, with financially sound and reputable insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by owners of established reputation engaged in the same or similar businesses and similarly situated, in such amounts and by such methods as shall be customary for such owners and deemed adequate by such Subtenant Guarantor.

3.12  Financial Statements, Etc.  The financial statements previously delivered to Landlord by each Subtenant Guarantor, if any, fairly present the financial condition of such

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Subtenant Guarantor in accordance with generally accepted accounting principles consistently applied and there has been no material adverse change from the date thereof through the date hereof.

3.13  No Change in Control.  No Subtenant Guarantor shall permit the occurrence of any direct or indirect Change in Control of Tenant or of such Subtenant Guarantor.

4.                                      Guarantee.  Each Subtenant Guarantor hereby unconditionally guarantees that the Guaranteed Obligations which are monetary obligations shall be paid in full when due and payable, whether upon demand, at the stated or accelerated maturity thereof pursuant to any Lease No. 5 Document, or otherwise, and that the Guaranteed Obligations which are performance obligations shall be fully performed at the times and in the manner such performance is required by the Lease No. 5 Documents.  With respect to the Guaranteed Obligations which are monetary obligations, this guarantee is a guarantee of payment and not of collectability and is absolute and in no way conditional or contingent.  In case any part of the Guaranteed Obligations shall not have been paid when due and payable or performed at the time performance is required, the Subtenant Guarantors shall, in the case of monetary obligations, within five (5) Business Days after receipt of notice from Landlord, pay or cause to be paid to Landlord the amount thereof as is then due and payable and unpaid (including interest and other charges, if any, due thereon through the date of payment in accordance with the applicable provisions of the Lease No. 5 Documents) or, in the case of non-monetary obligations, perform or cause to be performed such obligations in accordance with the Lease No. 5 Documents.

5.                                      Set-Off.  Each Subtenant Guarantor hereby authorizes Landlord, at any time and without notice, to set off the whole or any portion or portions of any or all sums credited by or due from Landlord to it against amounts payable under this Guaranty.  The Landlord shall promptly notify such Subtenant Guarantor of any such set-off made by Landlord and the application made by Landlord of the proceeds thereof.

6.                                      Unenforceability of Guaranteed Obligations, Etc.  If Tenant is for any reason under no legal obligation to discharge any of the Guaranteed Obligations (other than because the same have been previously discharged in accordance with the terms of the Lease No. 5 Documents), or if any other moneys included in the Guaranteed Obligations have become unrecoverable from Tenant by operation of law or for any other reason, including, without limitation, the invalidity or irregularity in whole or in part of any Guaranteed Obligation or of any Lease No. 5 Document or any limitation on the liability of Tenant thereunder not contemplated by the Lease No. 5 Documents or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever, the guarantees contained in this Guaranty shall nevertheless remain in full force and effect and shall be binding upon each Subtenant Guarantor to the same extent as if such Subtenant Guarantor at all times had been the principal debtor on all such Guaranteed Obligations.

7.                                      Additional Guarantees.  This Guaranty shall be in addition to any other guarantee or other security for the Guaranteed Obligations and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guarantee or security or by any waiver, amendment, release or modification thereof.

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8.                                      Consents and Waivers, Etc.  Each Subtenant Guarantor hereby acknowledges receipt of correct and complete copies of each of the Lease No. 5 Documents, and consents to all of the terms and provisions thereof, as the same may be from time to time hereafter amended or changed in accordance with the terms and conditions thereof, and, except as otherwise provided herein, to the maximum extent permitted by applicable law, waives (a) presentment, demand for payment, and protest of nonpayment, of any principal of or interest on any of the Guaranteed Obligations, (b) notice of acceptance of this Guaranty and of diligence, presentment, demand and protest, (c) notice of any default hereunder and any default, breach or nonperformance or Event of Default under any of the Guaranteed Obligations or the Lease No. 5 Documents, (d) notice of the terms, time and place of any private or public sale of any collateral held as security for the Guaranteed Obligations, (e) demand for performance or observance of, and any enforcement of any provision of, or any pursuit or exhaustion of rights or remedies against Tenant or any other guarantor of the Guaranteed Obligations, under or pursuant to the Lease No. 5 Documents, or any agreement directly or indirectly relating thereto and any requirements of diligence or promptness on the part of the holders of the Guaranteed Obligations in connection therewith, and (f) to the extent such Subtenant Guarantor lawfully may do so, any and all demands and notices of every kind and description with respect to the foregoing or which may be required to be given by any statute or rule of law and any defense of any kind which it may now or hereafter have with respect to this Guaranty, or any of the Lease No. 5 Documents or the Guaranteed Obligations (other than that the same have been discharged in accordance with the Lease No. 5 Documents).

9.                                      No Impairment, Etc.  The obligations, covenants, agreements and duties of each of the Subtenant Guarantors under this Guaranty shall not be affected or impaired by any assignment or transfer in whole or in part of any of the Guaranteed Obligations without notice to each such Subtenant Guarantor, or any waiver by Landlord or any holder of any of the Guaranteed Obligations or by the holders of all of the Guaranteed Obligations of the performance or observance by Tenant or any other guarantor of any of the agreements, covenants, terms or conditions contained in the Guaranteed Obligations or the Lease No. 5 Documents or any indulgence in or the extension of the time for payment by Tenant or any other guarantor of any amounts payable under or in connection with the Guaranteed Obligations or the Lease No. 5 Documents or any other instrument or agreement relating to the Guaranteed Obligations or of the time for performance by Tenant or any other guarantor of any other obligations under or arising out of any of the foregoing or the extension or renewal thereof (except that with respect to any extension of time for payment or performance of any of the Guaranteed Obligations granted by Landlord or any other holder of such Guaranteed Obligations to Tenant, such Subtenant Guarantor’s obligations to pay or perform such Guaranteed Obligation shall be subject to the same extension of time for performance), or the modification or amendment (whether material or otherwise) of any duty, agreement or obligation of Tenant or any other guarantor set forth in any of the foregoing, or the voluntary or involuntary sale or other disposition of all or substantially all of the assets of Tenant or any other guarantor or insolvency, bankruptcy, or other similar proceedings affecting Tenant or any other guarantor or any assets of Tenant or any such other guarantor, or the release or discharge of Tenant or any such other guarantor from the performance or observance of any agreement, covenant, term or condition contained in any of the foregoing without the consent of the holders of the Guaranteed Obligations by operation of law, or any other cause, whether similar or dissimilar to the foregoing.

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10.                               Reimbursement, Subrogation, Etc.  Each Subtenant Guarantor hereby covenants and agrees that it will not enforce or otherwise exercise any rights of reimbursement, subrogation, contribution or other similar rights against Tenant (or any other person against whom Landlord may proceed) with respect to the Guaranteed Obligations prior to the payment in full of all amounts owing with respect to Lease No. 5, and until all indebtedness of Tenant to Landlord shall have been paid in full, no Subtenant Guarantor shall have any right of subrogation, and each Subtenant Guarantor waives any defense it may have based upon any election of remedies by Landlord which destroys its subrogation rights or its rights to proceed against Tenant for reimbursement, including, without limitation, any loss of rights such Subtenant Guarantor may suffer by reason of any rights, powers or remedies of Tenant in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging the indebtedness to Landlord.  Until all obligations of Tenant pursuant to the Lease No. 5 Documents shall have been paid and satisfied in full, each Subtenant Guarantor further waives any right to enforce any remedy which Landlord now has or may in the future have against Tenant, any other guarantor or any other person and any benefit of, or any right to participate in, any security whatsoever now or in the future held by Landlord.

11.                               Defeasance.  This Guaranty shall terminate at such time as the Guaranteed Obligations have been paid and performed in full and all other obligations of the Subtenant Guarantors to Landlord under this Guaranty have been satisfied in full; provided, however, if at any time, all or any part of any payment applied on account of the Guaranteed Obligations is or must be rescinded or returned for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Tenant), this Guaranty, to the extent such payment is or must be rescinded or returned, shall be deemed to have continued in existence notwithstanding any such termination.

12.                               Notices.  (a)  Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Guaranty shall be deemed adequately given if in writing and the same shall be delivered either in hand, by facsimile with confirmation of transmission by sender’s machine, or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

(b)  All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Guaranty upon confirmation of transmission by sender’s machine in the case of a notice by facsimile, and, in all other cases, upon the date of receipt or refusal, except that whenever under this Guaranty a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

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(c)  All such notices shall be addressed,

if to Landlord to:

c/o Senior Housing Properties Trust

Two Newton Place

255 Washington Street, Suite 300

Newton, Massachusetts  02458

Attn:  Mr. David J. Hegarty

Fax No. (617) 796-8349

if to any Subtenant Guarantor to:

c/o Five Star Quality Care, Inc.

400 Centre Street

Newton, Massachusetts  02458

Attn:  Mr. Bruce J. Mackey Jr.

Fax No. (617) 796-8385

(d)  By notice given as herein provided, the parties hereto and their respective successors and assigns shall have the right from time to time and at any time during the term of this Guaranty to change their respective addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address any other address within the United States of America.

13.                               Successors and Assigns.  Whenever in this Guaranty any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, including without limitation the holders, from time to time, of the Guaranteed Obligations; and all representations, warranties, covenants and agreements by or on behalf of the Subtenant Guarantors which are contained in this Guaranty shall inure to the benefit of Landlord’s successors and assigns, including without limitation said holders, whether so expressed or not.

14.                               Applicable Law.  Except as to matters regarding the internal affairs of Landlord and issues of or limitations on any personal liability of the shareholders and trustees of Landlord for obligations of Landlord, as to which the laws of the state of Landlord’s organization shall govern, this Guaranty shall be interpreted, construed, applied and enforced in accordance with the laws of The Commonwealth of Massachusetts applicable to contracts between residents of Massachusetts which are to be performed entirely within Massachusetts, regardless of (a) where any such instrument is executed or delivered; or (b) where any payment or other performance required by any such instrument is made or required to be made; or (c) where any breach of any provision of any such instrument occurs, or any cause of action otherwise accrues; or (d) where any action or other proceeding is instituted or pending; or (e) the nationality, citizenship, domicile, principal place of business, or jurisdiction of organization or domestication of any party; or (f) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than The Commonwealth of Massachusetts; or (g) any combination of the foregoing.

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15.                               Arbitration.

15.1                        Disputes.  Any disputes, claims or controversies between the parties (a) arising out of or relating to this Guaranty, or (b) brought by or on behalf of any shareholder of any party or a direct or indirect parent of a party (which, for purposes of this Section 15, shall mean any shareholder of record or any beneficial owner of shares of any party, or any former shareholder of record or beneficial owner of shares of any party), either on his, her or its own behalf, on behalf of any party or on behalf of any series or class of shares of any party or shareholders of any party against any party or any member, trustee, officer, manager (including The RMR Group LLC or its successor), agent or employee of any party, including disputes, claims or controversies relating to the meaning, interpretation, effect, validity, performance or enforcement of this Guaranty, including this arbitration provision, or the declarations of trust, limited liability company agreements, charters, bylaws or other governing documents of any party hereto (all of which are referred to as “Disputes”), or relating in any way to such a Dispute or Disputes shall, on the demand of any party to such Dispute be resolved through binding and final arbitration in accordance with the Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (“AAA”) then in effect, except as those Rules may be modified in this Section 15.  For the avoidance of doubt, and not as a limitation, Disputes are intended to include derivative actions against trustees, officers or managers of any party and class actions by a shareholder against those individuals or entities and any party.  For the avoidance of doubt, a Dispute shall include a Dispute made derivatively on behalf of one party against another party.  For purposes of this Section 15, the term “party” shall include any direct or indirect parent of a party.

15.2                        Selection of Arbitrators.  There shall be three (3) arbitrators.  If there are only two (2) parties to the Dispute, each party shall select one arbitrator within fifteen (15) days after receipt of a demand for arbitration.  Such arbitrators may be affiliated or interested persons of such parties.  If there are more than two (2) parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, shall each select, by the vote of a majority of the claimants or the respondents, as the case may be, one arbitrator within fifteen (15) days after receipt of a demand for arbitration.  Such arbitrators may be affiliated or interested persons of the claimants or the respondents, as the case may be.  If either a claimant (or all claimants) or a respondent (or all respondents) fail to timely select an arbitrator then the party (or parties) who has selected an arbitrator may request the AAA to provide a list of three (3) proposed arbitrators in accordance with the Rules (each of whom shall be neutral, impartial and unaffiliated with any party) and the party (or parties) that failed to timely appoint an arbitrator shall have ten (10) days from the date the AAA provides such list to select one of the three (3) arbitrators proposed by AAA.  If such party (or parties) fail to select such arbitrator by such time, the party (or parties) who have appointed the first arbitrator shall then have ten (10) days to select one of the three (3) arbitrators proposed by AAA to be the second arbitrator; and, if he/they should fail to select such arbitrator by such time, the AAA shall select, within fifteen (15) days thereafter, one of the three (3) arbitrators it had proposed as the second arbitrator.  The two (2) arbitrators so appointed shall jointly appoint the third and presiding arbitrator (who shall be neutral, impartial and unaffiliated with any party) within fifteen (15) days of the appointment of the second arbitrator.  If the third arbitrator has not been appointed within the time limit specified herein, then the AAA shall provide a list of proposed arbitrators in accordance with the Rules, and the arbitrator shall be appointed by the AAA in accordance with a listing, striking and ranking procedure, with each party having a limited number of strikes, excluding strikes for cause.

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15.3                        Location of Arbitration.  The place of arbitration shall be Boston, Massachusetts unless otherwise agreed by the parties.

15.4                        Scope of Discovery.  There shall be only limited documentary discovery of documents directly related to the issues in dispute, as may be ordered by the arbitrators.

15.5                        Arbitration Award.  In rendering an award or decision (the “Arbitration Award”), the arbitrators shall be required to follow the laws of State of Maryland.  Any arbitration proceedings or Arbitration Award rendered hereunder and the validity, effect and interpretation of this arbitration provision shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq.  The Arbitration Award shall be in writing and may, but shall not be required to, briefly state the findings of fact and conclusions of law on which it is based.

15.6                        Costs.  Except to the extent expressly provided by this Guaranty or as otherwise agreed by the parties, each party involved in a Dispute shall bear its own costs and expenses (including attorneys’ fees), and the arbitrators shall not render an award that would include shifting of any such costs or expenses (including attorneys’ fees) or, in a derivative case or class action, award any portion of a party’s award to the claimant or the claimant’s attorneys.  Each party (or, if there are more than two (2) parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, respectively) shall bear the costs and expenses of its (or their) selected arbitrator and the parties (or, if there are more than two (2) parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand) shall equally bear the costs and expenses of the third appointed arbitrator.

15.7                        Final Judgment.  An Arbitration Award shall be final and binding upon the parties thereto and shall be the sole and exclusive remedy between such parties relating to the Dispute, including any claims, counterclaims, issues or accounting presented to the arbitrators.  Judgment upon the Arbitration Award may be entered in any court having jurisdiction.  To the fullest extent permitted by law, no application or appeal to any court of competent jurisdiction may be made in connection with any question of law arising in the course of arbitration or with respect to any award made except for actions relating to enforcement of this agreement to arbitrate or any arbitral award issued hereunder and except for actions seeking interim or other provisional relief in aid of arbitration proceedings in any court of competent jurisdiction.

15.8                        Payment.  Any monetary award shall be made and payable in U.S. dollars free of any tax, deduction or offset.  Each party against which the Arbitration Award assesses a monetary obligation shall pay that obligation on or before the thirtieth (30th) day following the date of the Arbitration Award or such other date as the Arbitration Award may provide.

15.9                        Intended Beneficiaries.  This Section 15 is intended to benefit and be enforceable by the shareholders, members, direct and indirect parents, trustees, directors, officers, managers (including The RMR Group LLC or its successor), agents or employees of any party and the parties and shall be binding on the shareholders of any party and the parties, as applicable, and shall be in addition to, and not in substitution for, any other rights to indemnification or contribution that such individuals or entities may have by contract or otherwise.

16.                               Modification of Agreement.  No modification or waiver of any provision of this Guaranty, nor any consent to any departure by any of the Subtenant Guarantors therefrom, shall

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in any event be effective unless the same shall be in writing and signed by Landlord, and such modification, waiver or consent shall be effective only in the specific instances and for the purpose for which given.  No notice to or demand on any Subtenant Guarantor in any case shall entitle such Subtenant Guarantor to any other or further notice or demand in the same, similar or other circumstances.  This Guaranty may not be amended except by an instrument in writing executed by or on behalf of the party against whom enforcement of such amendment is sought.

17.                               Waiver of Rights by Landlord.  Neither any failure nor any delay on Landlord’s part in exercising any right, power or privilege under this Guaranty shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege.

18.                               Severability.  In case any one or more of the provisions contained in this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, but this Guaranty shall be reformed and construed and enforced to the maximum extent permitted by applicable law.

19.                               Entire Contract.  This Guaranty constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the subject matter hereof.

20.                               Headings; Counterparts.  Headings in this Guaranty are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.  This Guaranty may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument, and in pleading or proving any provision of this Guaranty, it shall not be necessary to produce more than one of such counterparts.

21.                               Remedies Cumulative.  No remedy herein conferred upon Landlord is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

22.                               NON-LIABILITY OF TRUSTEES.  THE DECLARATION OF TRUST ESTABLISHING LANDLORD, DATED NOVEMBER 10, 2004, AS AMENDED AND SUPPLEMENTED, AS FILED WITH THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND, PROVIDES THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF LANDLORD SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, LANDLORD.  ALL PERSONS DEALING WITH LANDLORD IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF LANDLORD FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

[Remainder of page intentionally left blank.]

10

WITNESS the execution hereof under seal as of the date above first written.

SUBTENANT GUARANTORS:

FIVE STAR QUALITY CARE - OBX OPERATOR, LLC, MORNINGSIDE OF CONCORD, LLC, MORNINGSIDE OF GASTONIA, LLC, MORNINGSIDE OF PARIS, LLC, MORNINGSIDE OF RALEIGH, LLC, and MORNINGSIDE OF WILLIAMSBURG, LLC

By:
Bruce J. Mackey Jr.
President of each of the foregoing entities

THE LANDLORD HEREBY CONSENTS TO THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY EACH SUBTENANT GUARANTOR.

SNH/LTA PROPERTIES TRUST

By:
David J. Hegarty
President

[SIGNATURE PAGE TO SUBTENANT GUARANTY AGREEMENT (LEASE NO. 5)]

EXHIBIT G

FORM OF SUBTENANT SECURITY AGREEMENT

SUBTENANT SECURITY AGREEMENT

(LEASE NO. 5)

THIS SUBTENANT SECURITY AGREEMENT (this “Agreement”) is entered into as of this 29th day of June, 2016 by and among (i) each of the parties identified on the signature page hereof as the Subtenants (each a “Subtenant” and collectively, the “Subtenants”), and (ii) SNH/LTA PROPERTIES TRUST, a Maryland real estate investment trust (together with its successors and assigns, collectively, the “Secured Party”).

W I T N E S S E T H:

WHEREAS, the Secured Party leases certain real property to an affiliate of the Subtenants, Five Star Quality Care Trust, a Maryland statutory trust (“Tenant”), pursuant to that certain Master Lease Agreement (Lease No. 5) of even date herewith (as the same may be amended, modified or supplemented from time to time, “Lease No. 5”); and

WHEREAS, pursuant to various Sublease Agreements as further described on Exhibit A attached hereto as the Subleases (collectively, the “Subleases”), Tenant subleases certain of the premises demised under Lease No. 5 to the Subtenants (collectively, the “Subleased Properties”), subject to and upon the terms and conditions set forth in the Subleases; and

WHEREAS, pursuant to the terms of Lease No. 5, the Subtenants are required to guarantee the payment and performance of all obligations of Tenant under Lease No. 5 and grant to the Secured Party a first priority and perfected lien and security interest in certain collateral related to the Subleased Properties, which shall act as security for the payment and performance of the Obligations (as hereinafter defined), all subject to and upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the Subtenants and the Secured Party hereby agree as follows:

Section 1.  Definitions.  As used in this Agreement, the following terms shall have the meanings specified below.  Except as otherwise defined, terms defined in the Uniform Commercial Code and used herein without definition shall have the meanings given such terms in the Uniform Commercial Code.

“Affiliated Person” shall have the meaning given such term in Lease No. 5.

“Business Day” shall have the meaning given such term in Lease No. 5.

“Collateral” shall mean all of each Subtenant’s right, title and interest in and under or arising out of all and any personal property, intangibles and fixtures of any type or description (other than Excluded Collateral), wherever located and now existing or hereafter arising, or which constitute or arise from the operation, maintenance or repair of its Subleased Properties or any portion thereof, together with any and all additions and accessions thereto and replacements, products, proceeds (including, without limitation, proceeds of insurance) and supporting obligations thereof, including, but not limited to, the following:

(a)                                 all goods, including, without limitation, all Equipment; and

(b)                                 all General Intangibles; and

(c)                                  all other personal property or fixtures of any nature whatsoever which relate to the operation, maintenance or repair of each Subleased Property, or any portion thereof, and all property from time to time described in any financing statement authorized by such Subtenant naming the Secured Party as secured parties; and

(d)                                 all claims, rights, powers or privileges and remedies relating to the foregoing or arising in connection therewith, including, without limitation, all Licenses and Permits which such Subtenant legally may grant a security interest in, rights to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, waiver or approval; all liens, security, guaranties, endorsements, warranties and indemnities and all insurance, eminent domain and condemnation awards and claims therefor relating thereto or arising in connection therewith; all rights to property forming the subject matter of any of the foregoing, including, without limitation, rights to stoppage in transit and rights to returned or repossessed property; all writings relating to the foregoing or arising in connection therewith; and

(e)                                  all contract rights, general intangibles and other property rights of any nature whatsoever arising out of or in connection with any of the foregoing (other than Excluded Collateral), including, without limitation, payments due or to become due, whether as repayments, reimbursements, contractual obligations, indemnities, damages or otherwise.

“Equipment” shall mean all buildings, structures, improvements, fixtures and items of machinery, equipment and other tangible personal property which constitute, arise from or relate to the operation, maintenance or repair of each Subtenant’s Subleased Properties or any portion thereof, together with all repairs, replacements, improvements, substitutions, extensions or renewals thereof or additions thereto, all parts, additions and accessories incorporated therein or affixed thereto, and all “equipment” as such term is defined in the Uniform Commercial Code, and all cash and non-cash proceeds therefrom.

“Event of Default” shall have the meaning given such term in Section 6.

“Excluded Collateral” shall mean (a) all Accounts of each Subtenant, (b) all Deposit Accounts and Securities Accounts of each Subtenant, (c) all Chattel Paper of each Subtenant, (d) all General Intangibles relating to such Accounts or Chattel Paper, (e) all Support Obligations relating to any of the foregoing, (f) all Instruments or Investment Property evidencing or arising from any Accounts or Chattel Paper, (g) all documents, books, records or other information pertaining to any of the foregoing (including, without limitation, customer lists, credit files, computer programs, printouts, tapes, discs, punch cards, data processing software and other computer materials and records and related property and rights), and (h) all accessions to, substitutions for, and all replacements, products and proceeds of the foregoing (including without limitation, proceeds of insurance policies insuring any of the foregoing).

“Facilities” shall have the meaning given such term in Lease No. 5.

“General Intangibles” shall mean all present and future general intangibles and contract rights (other than Excluded Collateral) which constitute, arise from or relate to the operation, maintenance or repair of each Subtenant’s Subleased Properties, or any portion thereof, including, but not limited to, all causes of action, corporate or business records, inventions, designs, patents, patent applications, trademarks, trademark registrations and applications therefor, goodwill, trade names, trade secrets, trade processes, copyrights, copyright registrations and applications therefor, franchises, customer lists, computer programs, claims under guaranties, tax refund claims, rights and claims against carriers and shippers, leases, claims under insurance policies, all rights to indemnification and all other intangible personal property of every kind and nature which constitutes, arises from or relates to the operation, maintenance or repair of such Subleased Properties, or any portion thereof.

“Instrument” shall have the meaning given such term in Article 9 of the Uniform Commercial Code.

“Lease No. 5” shall have the meaning given such term in the recitals to this Agreement.

“Leased Property” shall have the meaning given such term in Lease No. 5.

“Licenses” shall mean all certificates of need (if any), licenses, permits, rights of use, covenants or rights otherwise benefiting or permitting the use and operation of each Subtenant’s Subleased Properties or any part thereof pertaining to the operation, maintenance or repair of such Subleased Properties or any portion thereof.

“Obligations”  shall mean each and every obligation and liability of Tenant to the Secured Party under Lease No. 5 or any other document or agreement executed and delivered pursuant thereto, including, without limitation, the payment of the rent and the payment and performance of each and every other obligation of Tenant to the Secured Party, whether direct or indirect, absolute or contingent, due or to become due.

“Overdue Rate” shall have the meaning given such term in Lease No. 5.

“Permits” shall mean all permits, approvals, consents, waivers, exemptions, variances, franchises, orders, authorizations, rights and licenses obtained or hereafter obtained from any federal, state or other governmental authority or agency relating to the operation, maintenance or repair of each Subtenant’s Subleased Properties, or any portion thereof.

“Person” shall have the meaning given such term in Lease No. 5.

“Property” shall have the meaning given such term in Lease No. 5.

“Rent” shall have the meaning given such term in Lease No. 5.

“Secured Parties” shall have the meaning given such term in the preamble to this Agreement.

“Subleased Properties” shall have the meaning given such term in the recitals.

“Subleases” shall have the meaning given such term in the recitals to this Agreement.

“Subtenants” shall have the meaning given such term in the preamble to this Agreement.

“Tenant” shall have the meaning given such term in the recitals to this Agreement.

“Uniform Commercial Code” means Article 9 of the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts from time to time.

Section 2.  Security Interest.  As security for the prompt payment and performance of all the Obligations, each Subtenant hereby grants, pledges, transfers and assigns to the Secured Party, their successors and assigns and all other holders from time to time of the Obligations, a continuing security interest under the Uniform Commercial Code from time to time in effect in the jurisdiction in which any of the Collateral is located in and a continuing lien upon all of such Subtenant’s right, title and interest in the Collateral, together with any and all additions thereto and replacements, products and proceeds thereof, whether now existing or hereafter arising or acquired and wherever located.

Section 3.  General Representations, Warranties and Covenants.  Each Subtenant represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

(a)                                 Each of the warranties and representations of such Subtenant contained herein or in any other document executed by such Subtenant in connection herewith are true and correct on the date hereof.

(b)                                 Except for the lien granted to the Secured Party pursuant to this Agreement and any liens permitted under Lease No. 5, each Subtenant is, and as to the Collateral acquired from time to time after the date hereof such Subtenant will be, the owner of all the Collateral free from any lien, security interest, encumbrance or other right, title or interest of any Person, except for the security interest of the Secured Party therein, and such Subtenant shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Secured Party.  The lien granted in this Agreement by such Subtenant to the Secured Party in the Collateral is not prohibited by and does not constitute a default under any agreements or other instruments constituting a part of the Collateral, and no consent is required of any Person to effect such lien which has not been obtained.

(c)                                  Except as permitted under Lease No. 5, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) now on file or registered in any public office covering any interest of any kind in the Collateral, or intended so to be, which has not been terminated, and so long as this Agreement remains in effect or any of the Obligations or any obligations of any Affiliated Person of such Subtenant to the Secured

Party remain unpaid, such Subtenant will not execute and there will not be on file in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interest of the Secured Party.

(d)                                 The chief executive office and the principal place of business of each Subtenant are as set forth in Schedule 1 and such Subtenant will not move its chief executive office or establish any other principal place of business except to such new location as such Subtenant may establish in accordance with this Section 3(d).  The location of each Facility comprising a portion of such Subtenant’s Subleased Properties is as set forth in Schedule 2.  The originals of all documents evidencing Collateral and the only original books of account and records of each Subtenant relating thereto are, and will continue to be, kept at such chief executive office or the applicable Facility, as the case may be, or at such new location as such Subtenant may establish in accordance with this Section 3(d).  No Subtenant shall move its chief executive office or establish any other principal place of business until (i) such Subtenant shall have given to the Secured Party not less than ten (10) days’ prior written notice of its intention to do so, which notice shall clearly describe such new location and provide such other information in connection therewith as the Secured Party may reasonably request, and (ii) with respect to such new location, such Subtenant shall have taken such action, satisfactory to the Secured Party (including, without limitation, all action required by Section 5), to maintain the security interest of the Secured Party in the Collateral.

(e)                                  All tangible personal property owned on the date hereof by such Subtenant to be used in connection with the operation or maintenance of each Subleased Property of such Subtenant, or any portion thereof, is located at each applicable Subleased Property or is in transit to such Subleased Property from the vendor thereof.  Each Subtenant agrees that (i) all such property held by such Subtenant on the date hereof, once at each applicable Subleased Property, shall remain at such Subleased Property and (ii) all such property subsequently acquired by such Subtenant shall immediately upon acquisition be transferred to and remain at the applicable Subleased Property.

(f)                                   Such Subtenant’s corporate name and organizational identification number are as set forth on Schedule 1 attached hereto.  The name under which each of the Facilities is operated is set forth on Schedule 2.  Each Subtenant agrees that it shall not (i) change such names without providing the Secured Party with thirty (30) days’ prior written notice and making all filings and taking all such other actions as the Secured Party determines is necessary or appropriate to continue or perfect the security interest granted hereunder, (ii) change its corporate organizational number, nor (iii) conduct its business in any other name or take title to any Collateral in any other name while this Agreement remains in effect.  Except as otherwise set forth on Schedule 1, no Subtenant has ever had any other name or conducted business in any other name in any jurisdiction.  Each Subtenant’s organizational structure is as set forth on Schedule 1 attached hereto.  Subject to the terms and conditions of Lease No. 5 and the Subleases, no Subtenant shall change its organizational structure or jurisdiction of organization without giving at least thirty (30) days’ prior written notice thereof to the Secured Party.

(g)                                  The Secured Party is authorized (but is under no obligation) to make, upon ten (10) Business Days’ notice to the applicable Subtenant (except in the case of exigent circumstances, in which circumstances upon such notice, if any, as may then be reasonably practical), any payments which in the Secured Party’s opinion are necessary to:

(i)                                     discharge any liens which have or may take priority over the lien hereof; and

(ii)                                  pay all premiums payable on the insurance policies referred to in Lease No. 5 or any other document or agreement executed in connection therewith or herewith, upon the failure of Tenant to make such payments within the time permitted therein.

No Subtenant shall have any claim against the Secured Party by reason of its decision not to make any payments or perform such obligations permitted under this Section 3(g).  Each Subtenant shall repay to the Secured Party any sums paid by the Secured Party upon demand.  Any sums paid and expenses incurred by the Secured Party pursuant to this paragraph shall bear interest at the Overdue Rate.

(h)                                 If any of the Collateral at any time becomes evidenced by an Instrument, the Subtenant which owns such Collateral shall promptly deliver such Instrument to the Secured Party, appropriately endorsed to the order of the Secured Party, to be held pursuant to this Agreement.

(i)                                     No Subtenant shall sell, transfer, change the registration, if any, of, dispose of, attempt to dispose of, or substantially modify or abandon the Collateral or any material part thereof, other than as permitted under Lease No. 5, without the prior written consent of the Secured Party.  Except as permitted under Lease No. 5, no Subtenant shall create, incur, assume or suffer to exist any lien upon any of the Collateral without the prior written consent of the Secured Party.

(j)                                    No Subtenant shall assert against the Secured Party any claim or defense which such Subtenant may have against any seller of the Collateral or any part thereof or against any Person with respect to the Collateral or any part thereof.

(k)                                 Each Subtenant shall, upon demand, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody or  preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder and under such other agreements or (iv) the failure by such Subtenant to perform or observe any of the provisions hereof.

(l)                                     Each Subtenant shall indemnify and hold harmless the Secured Party from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Secured Party in any way relating to or arising out of this Agreement or arising out of such Subtenant’s obligations under any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or of any such other documents.

Section 4.  Special Provisions Concerning Equipment.  No Subtenant shall impair the rights of the Secured Party in the Equipment.  Regardless of the manner of the affixation of any Equipment to real property, the Equipment so attached shall at all times constitute and remain personal property.  Each Subtenant retains all liability and responsibility in connection with its Equipment and the liability of such Subtenant to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Equipment may be lost, destroyed, stolen or damaged or for any reason whatsoever have become unavailable to such Subtenant.  Upon the request of the Secured Party, any Subtenant shall provide to the Secured Party a current list of its Equipment.

Section 5.  Financing Statements; Documentary Stamp Taxes.

(a)                                 Each Subtenant shall, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Secured Party from time to time such lists, descriptions and designations of inventory, warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Secured Party reasonably deems appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.  Each Subtenant authorizes the Secured Party to file any such financing statements without the signature of such Subtenant and such Subtenant will pay all applicable filing fees and related expenses.  To the extent permitted by law, a carbon, photographic or other reproduction of this Agreement or a financing statement shall be sufficient as a financing statement.

(b)                                 Each Subtenant shall procure, pay for, affix to any and all documents and cancel any documentary tax stamps required by and in accordance with, applicable law with respect to its Collateral, and the Subtenants shall indemnify and hold harmless the Secured Party from and against any liability  (including interest and penalties) in respect of such documentary stamp taxes.

Section 6.  Event of Default.  For purposes of this Agreement, the term “Event of Default” shall mean (a) the occurrence of an Event of Default under Lease No. 5 or any document or agreement executed in connection therewith; (b) the failure of any Subtenant to comply with any of its covenants or obligations under this Agreement and the continuance thereof for a period of ten (10) Business Days after written notice thereof; (c) any representation or warranty contained herein or made by any Subtenant in connection herewith shall prove to have been false or misleading in any material respect when made; or (d) the occurrence of any default or event of default under any document, instrument or agreement evidencing the Obligations.

Section 7.  Remedies.

(a)                                 Upon the occurrence and during the continuance of an Event of Default, in addition to any rights and remedies now or hereafter granted under applicable law, under Lease No. 5 or under any other documents or agreements entered into in connection herewith or therewith, and not by way of limitation of any such rights and remedies, the Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any applicable jurisdiction, and the right, without notice to, or assent by, any Subtenant, in the name of such Subtenant or in the name of the Secured Party or otherwise:

(i)                                               with respect to the General Intangibles to ask for, demand, collect, receive, compound and give acquittance therefor or any part thereof, to extend the time of payment of, compromise or settle for cash, credit or otherwise, and upon any terms and conditions, any thereof, to exercise and enforce any rights and remedies in respect thereof, and to file any claims, commence, maintain or discontinue any actions, suits or other proceedings deemed by the Secured Party necessary or advisable for the purpose of collecting or enforcing payment and performance thereof;

(ii)                                            to take possession of any or all of the Collateral and to use, hold, store, operate, merge and/or control the same and to exclude such Subtenant and all Persons claiming under it wholly or partly therefrom, and, for that purpose, to enter, with the aid and assistance of any Person or Persons and with or without legal process, any premises where the Collateral, or any part thereof, are, or may be, placed or assembled, and to remove any such Collateral;

(iii)                                         from time to time, at the expense of such Subtenant, to make all such repairs, replacements, alterations, additions and improvements to and of the Collateral as the Secured Party may reasonably deem proper; to carry on the business and to exercise all rights and powers of such Subtenant in respect to the Collateral, as the Secured Party shall deem best, including the right to enter into any and all such agreements with respect to the leasing, management and/or operation of the Collateral or any part thereof as the Secured Party may see fit; to collect and receive all rents, issues, profits, fees, revenues and other income of the same and every part thereof which rents, issues, profits, fees, revenues and other income may be applied to pay the expenses of holding and operating the Collateral and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Secured Party may be required or may elect to make, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments which the Secured Party may be required or authorized to make under any provision of this Agreement (including, without limitation, reasonable legal costs and attorneys’ fees);

(iv)                                        to execute any instrument and do all other things necessary and proper to protect and preserve and realize upon the Collateral and the other rights contemplated hereby;

(v)                                           upon notice to such effect, to require any Subtenant to deliver, at such Subtenant’s expense, any or all Collateral which is reasonably movable to the Secured Party at a place designated by the Secured Party, and after delivery thereof such Subtenant shall have no further claim to or interest in the Collateral; and

(vi)                                        without obligation to resort to other security, at any time and from time to time, to sell, re-sell, assign and deliver all or any of the Collateral, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, at public or private sale, for cash, upon credit or for future delivery, and at such price or prices and on such terms as the Secured Party may determine, with the amounts realized from any such sale to be applied to the Obligations in the manner determined by the Secured Party.

Each Subtenant hereby agrees that all of the foregoing may be effected without demand, advertisement or notice (except as hereinafter provided or as may be required by law), all of which (except as hereinafter provided) are hereby expressly waived, to the maximum extent permitted by law.  The Secured Party shall not be obligated to do any of the acts hereinabove authorized and in the event that the Secured Party elects to do any such act, the Secured Party shall not be responsible to any Subtenant.

(b)                                 Upon the occurrence and during the continuance of an Event of Default, the Secured Party may take legal proceedings for the appointment of a receiver or receivers (to which the Secured Party shall be entitled as a matter of right) to take possession of the Collateral pending the sale thereof pursuant either to the powers of sale granted by this Agreement or to a judgment, order or decree made in any judicial proceeding for the foreclosure or involving the enforcement of this Agreement.  If, after the exercise of any or all of such rights and remedies, any of the Obligations shall remain unpaid or unsatisfied, such Subtenant shall remain liable for any deficiency or performance thereof, as applicable.

(c)                                  Upon any sale of any of the Collateral, whether made under the power of sale hereby given or under judgment, order or decree in any judicial proceeding for the foreclosure or involving the enforcement of this Agreement:

(i)                                               the Secured Party may bid for and purchase the property being sold and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in its own absolute right without further accountability, and may, in paying the purchase money therefor, deliver any instruments evidencing the Obligations or agree to the satisfaction of all or a portion of the Obligations in lieu of cash in payment of the amount which shall be payable thereon, and such instruments, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Secured Party after being appropriately stamped to show partial payment;

(ii)                                            the Secured Party may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold;

(iii)                                         all right, title, interest, claim and demand whatsoever, either at law or in equity or  otherwise, of any Subtenant of, in and to the property so sold shall be divested; such sale shall be a perpetual bar both at law and in equity against such Subtenant, its successors and assigns, and against any and all Persons claiming or who may claim the property sold or any part thereof from, through or under such Subtenant, its successors or assigns;

(iv)                                        the receipt of the Secured Party or of the officers thereof making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for his or their purchase money, and such purchaser or purchasers, and his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Secured Party or of such officer therefor, be obliged to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication thereof; and

(v)                                           to the extent that it may lawfully do so, each Subtenant agrees that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take advantage of, any appraisement, valuation, stay, extension or redemption laws, or any law permitting it to direct the order in which the Collateral or any part thereof shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Agreement or any other document, Lease No. 5 or any other document or agreement entered into in connection herewith or therewith, and each Subtenant hereby expressly waives all benefit or advantage of any such laws and covenants that it will not hinder, delay or impede the execution of any power granted or delegated to the Secured Party in this Agreement, but will suffer and permit the execution of every such power as though no such laws were in force.

In the event of any sale of Collateral pursuant to this Section 7, the Secured Party shall, at least ten (10) days before such sale, give the applicable Subtenant written notice of its intention to sell, except that, if the Secured Party shall determine in its reasonable discretion that any of such Collateral threatens to decline in value, any such sale may be made upon three (3) days’ written notice to the applicable Subtenant, which time periods each Subtenant hereby agrees are reasonable.

(d)  The Secured Party is hereby irrevocably appointed the true and lawful attorney-in-fact of each Subtenant in its name and stead, to make all necessary deeds, bills of sale and instruments of assignment and transfer of the property sold pursuant to this Section 7 and for such other purposes as are necessary or desirable to effectuate the provisions of this Agreement, and for that purpose it may execute and deliver all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more Persons with like power, each Subtenant hereby ratifying and confirming all that its said attorney, or such substitute or substitutes, shall lawfully do by virtue hereof.  If so requested by the Secured Party or by any purchaser, each Subtenant shall ratify and confirm any such sale or transfer by executing and delivering to the Secured Party or to such purchaser all property, deeds, bills of sale, instruments or assignment and transfer and releases as may be designated in any such request.

Section 8.  Application of Moneys.  All moneys which the Secured Party shall receive pursuant hereto shall first be applied (to the extent thereof) to the payment of all reasonable costs and expenses incurred in connection with the administration and enforcement of, or the preservation of any rights under, this Agreement or Lease No. 5 (including, without limitation, the reasonable fees and disbursements of its counsel and agents) and the balance, if any, shall be applied first to accrued and unpaid interest, charges and fees on, and then to outstanding principal of, any Obligations or any other obligations of Tenant or the Subtenants (or their affiliates) to the Secured Party, and then to any other amounts outstanding on any such Obligations and then as required by law to any other parties having an interest therein.

Section 9.  Waivers, Etc.  Each Subtenant, on its own behalf and on behalf of its successors and assigns, hereby waives presentment, demand, notice, protest and, except as is otherwise specifically provided herein, all other demands and notices in connection with this Agreement or the enforcement of the rights of the Secured Party hereunder or in connection with any Obligations or any Collateral; waives all rights to require a marshaling of assets by the Secured Party; consents to and waives notice of (a) the substitution, release or surrender of any Collateral, (b) the addition or release of Persons primarily or secondarily liable on any Obligation or on any Collateral, (c) the acceptance of partial payments on any Collateral and/or the settlement or compromise thereof, (d) any requirement of diligence or promptness on the part of the Secured Party in the enforcement of any rights in respect of any Collateral or any other agreement or instrument directly or indirectly relating thereto, and (e) any enforcement of any present or future agreement or instrument relating directly or indirectly to the Collateral.  No delay or omission on the part of the Secured Party or any holder of Obligations in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder.  No waiver of any such right on any one occasion shall be construed as a bar to or waiver of any such right on any future occasion.  No course of dealing between any Subtenant and the Secured Party or any holder of Obligations, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party or any holder of Obligations, any right, power or privilege hereunder or under any of the Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege.

Each Subtenant further waives any right it may have under the constitution of any state or commonwealth in which any of the Collateral may be located, or under the Constitution of the United States of America, to notice (except for notice specifically required hereby) or to a judicial hearing prior to the exercise of any right or remedy provided by this Agreement to the Secured Party, and waives its rights, if any, to set aside or invalidate any sale duly consummated in accordance with the foregoing  provisions hereof on the grounds (if such be the case) that the sale was consummated without a prior judicial hearing.  EACH SUBTENANT’S WAIVERS UNDER THIS SECTION 9 HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY AND AFTER SUCH SUBTENANT HAS BEEN APPRISED AND COUNSELED BY ITS ATTORNEYS AS TO THE NATURE THEREOF AND ITS POSSIBLE ALTERNATIVE RIGHTS.

The Secured Party shall not be required to marshal any present or future security for (including without limitation this Agreement and the Collateral pledged hereunder), or guaranties of, the Obligations or any of them, or to resort to such security or guaranties in any particular order; and all of the rights hereunder and in respect of such securities and guaranties shall be cumulative and in addition to all other rights, however existing or arising.  To the maximum extent permitted by applicable law, each Subtenant hereby agrees that it will not invoke any law relating to the marshalling of collateral, which might cause delay in or impede the enforcement of the Secured Party’s rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or guaranteed, and, to the maximum extent permitted by applicable law, each Subtenant hereby irrevocably waives the benefits of all such laws.

Section 10.  Further Assurances as to Collateral; Attorney-in-Fact.  From time to time hereafter, each Subtenant will execute and deliver, or will cause to be executed and delivered, such additional instruments, certificates or documents (including, without limitation, financing statements, renewal statements, mortgages, collateral assignments and other security documents), and will take all such actions as the Secured Party may reasonably request, for the purposes of implementing or effectuating the provisions of this Agreement or of more fully perfecting or renewing the Secured Party’s rights with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds thereof or with respect to any other property or assets hereafter acquired by such Subtenant which may be deemed to be a part of the Collateral) pursuant hereto and thereto.  The Secured Party is hereby appointed the attorney-in-fact, with full power of substitution, of the Subtenants for the purpose of carrying out the provisions of this Agreement and taking any action, including, without limitation, executing, delivering and filing applications, certificates, instruments and other documents and papers with governmental authorities, and executing any instruments, including without limitation financing or continuation statements, deeds to secure debt, mortgages, assignments, conveyances, assignments and transfers which are required to be taken or executed by any Subtenant under this Agreement, on its behalf and in its name which appointment is coupled with an interest, is irrevocable and durable and shall survive the subsequent dissolution, disability or incapacity of such Subtenant.

Section 11.  Arbitration.

11.1                        Disputes.  Any disputes, claims or controversies between the parties (a) arising out of or relating to this Agreement, or (b) brought by or on behalf of any shareholder of any party or a direct or indirect parent of a party (which, for purposes of this Section 11, shall mean any shareholder of record or any beneficial owner of shares of any party, or any former shareholder of record or beneficial owner of shares of any party), either on his, her or its own behalf, on behalf of any party or on behalf of any series or class of shares of any party or shareholders of any party against any party or any member, trustee, officer, manager (including The RMR Group LLC or its successor), agent or employee of any party, including disputes, claims or controversies relating to the meaning, interpretation, effect, validity, performance or enforcement of this Agreement, including this arbitration provision, or the declarations of trust, limited liability company agreements, charters, bylaws or other governing documents of any party hereto (all of which are referred to as “Disputes”), or relating in any way to such a Dispute or Disputes shall, on the demand of any party to such Dispute be resolved through binding and final arbitration in accordance with the Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (“AAA”) then in effect, except as those Rules may be modified in this Section 11.  For the avoidance of doubt, and not as a limitation, Disputes are intended to include derivative actions against trustees, officers or managers of any party and class actions by a shareholder against those individuals or entities and any party.  For the avoidance of doubt, a Dispute shall include a Dispute made derivatively on behalf of one party against another party.  For purposes of this Section 11, the term “party” shall include any direct or indirect parent of a party.

11.2                        Selection of Arbitrators.  There shall be three (3) arbitrators.  If there are only two (2) parties to the Dispute, each party shall select one arbitrator within fifteen (15) days after receipt of a demand for arbitration.  Such arbitrators may be affiliated or interested persons of such parties.  If there are more than two (2) parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, shall each select, by the vote of a majority of the claimants or the respondents, as the case may be, one arbitrator within fifteen (15) days after receipt of a demand for arbitration.  Such arbitrators may be affiliated or interested persons of the claimants or the respondents, as the case may be.  If either a claimant (or all claimants) or a respondent (or all respondents) fail to timely select an arbitrator then the party (or parties) who has selected an arbitrator may request the AAA to provide a list of three (3) proposed arbitrators in accordance with the Rules (each of whom shall be neutral, impartial and unaffiliated with any party) and the party (or parties) that failed to timely appoint an arbitrator shall have ten (10) days from the date the AAA provides such list to select one of the three (3) arbitrators proposed by AAA.  If such party (or parties) fail to select such arbitrator by such time, the party (or parties) who have appointed the first arbitrator shall then have ten (10) days to select one of the three (3) arbitrators proposed by AAA to be the second arbitrator; and, if he/they should fail to select such arbitrator by such time, the AAA shall select, within fifteen (15) days thereafter, one of the three (3) arbitrators it had proposed as the second arbitrator.  The two (2) arbitrators so appointed shall jointly appoint the third and presiding arbitrator (who shall be neutral, impartial and unaffiliated with any party) within fifteen (15) days of the appointment of the second arbitrator.  If the third arbitrator has not been appointed within the time limit specified herein, then the AAA shall provide a list of proposed arbitrators in accordance with the Rules, and the arbitrator shall be appointed by the AAA in accordance with a listing, striking and ranking procedure, with each party having a limited number of strikes, excluding strikes for cause.

11.3                        Location of Arbitration.  The place of arbitration shall be Boston, Massachusetts unless otherwise agreed by the parties.

11.4                        Scope of Discovery.  There shall be only limited documentary discovery of documents directly related to the issues in dispute, as may be ordered by the arbitrators.

11.5                        Arbitration Award.  In rendering an award or decision (the “Arbitration Award”), the arbitrators shall be required to follow the laws of the State of Maryland.  Any arbitration proceedings or Arbitration Award rendered hereunder and the validity, effect and interpretation of this arbitration agreement shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq.  The Arbitration Award shall be in writing and may, but shall not be required to, briefly state the findings of fact and conclusions of law on which it is based.

11.6                        Costs.  Except to the extent expressly provided by this Agreement or as otherwise agreed by the parties, each party involved in a Dispute shall bear its own costs and expenses (including attorneys’ fees), and the arbitrators shall not render an award that would include shifting of any such costs or expenses (including attorneys’ fees) or, in a derivative case or class action, award any portion of a party’s award to the claimant or the claimant’s attorneys.  Each party (or, if there are more than two (2) parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, respectively) shall bear the costs and expenses of its

(or their) selected arbitrator and the parties (or, if there are more than two (2) parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand) shall equally bear the costs and expenses of the third appointed arbitrator.

11.7                        Final Judgment.  An Arbitration Award shall be final and binding upon the parties thereto and shall be the sole and exclusive remedy between such parties relating to the Dispute, including any claims, counterclaims, issues or accounting presented to the arbitrators.  Judgment upon the Arbitration Award may be entered in any court having jurisdiction.  To the fullest extent permitted by law, no application or appeal to any court of competent jurisdiction may be made in connection with any question of law arising in the course of arbitration or with respect to any award made except for actions relating to enforcement of this agreement to arbitrate or any arbitral award issued hereunder and except for actions seeking interim or other provisional relief in aid of arbitration proceedings in any court of competent jurisdiction.

11.8                        Payment.  Any monetary award shall be made and payable in U.S. dollars free of any tax, deduction or offset.  Each party against which the Arbitration Award assesses a monetary obligation shall pay that obligation on or before the thirtieth (30th) day following the date of the Arbitration Award or such other date as the Arbitration Award may provide.

11.9                        Intended Beneficiaries.  This Section 11 is intended to benefit and be enforceable by the shareholders, members, direct and indirect parents, trustees, directors, officers, managers (including The RMR Group LLC or its successor), agents or employees of any party and the parties and shall be binding on the shareholders of any party and the parties, as applicable, and shall be in addition to, and not in substitution for, any other rights to indemnification or contribution that such individuals or entities may have by contract or otherwise.

Section 12.  Notices.  (a) Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given if in writing and the same shall be delivered either in hand, by facsimile with confirmation of transmission by sender’s machine, or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

(b)  All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon confirmation of transmission by sender’s machine in the case of a notice by facsimile, and, in all other cases, upon the date of receipt or refusal, except that whenever under this Agreement a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

(c)  All such notices shall be addressed,

if to Secured Party to:

c/o Senior Housing Properties Trust

Two Newton Place

255 Washington Street, Suite 300

Newton, Massachusetts  02458

Attn:  Mr. David J. Hegarty

Fax No. (617) 796-8349

if to any Subtenant to:

c/o Five Star Quality Care, Inc.

400 Centre Street

Newton, Massachusetts  02458

Attn:  Mr. Bruce J. Mackey Jr.

Fax No. (617) 796-8385

(d)  By notice given as herein provided, the parties hereto and their respective successors and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address any other address within the United States of America.

Section 13.  Miscellaneous.

(a)                                 Each Subtenant agrees that its obligations and the rights of the Secured Party hereunder and in respect of the Obligations may be enforced by specific performance hereof and thereof and by temporary, preliminary and/or final injunctive relief relating hereto and thereto, without necessity for proof by the Secured Party or any holder of the Obligations that it would otherwise suffer irreparable harm, and each Subtenant hereby consents to the issuance of such specific and injunctive relief.

(b)                                 None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Subtenants and the Secured Party.  No notice to or demand on any Subtenant in any case shall entitle any Subtenant to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Secured Party to any other or further action in any circumstances without notice or demand.

(c)                                  The obligations of each Subtenant hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of Tenant; (ii) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement, Lease No. 5 or any document or agreement executed in connection herewith or therewith, the Obligations or any security for any of the Obligations; or (iii) any amendment to or modification of any of Lease No. 5 or any document or agreement executed in connection herewith or therewith, the Obligations or any security for any of the Obligations; whether or not such Subtenant shall have notice or knowledge of any of the foregoing.  The rights and remedies of the Secured Party herein provided for are cumulative and not exclusive of any rights or remedies which the Secured Party would otherwise have, including, without limitation, under Lease No. 5 or any document or agreement executed in connection herewith or therewith.  This Agreement is intended as a supplement for and is not intended to supersede in any respect Lease No. 5 or any document or agreement executed in connection herewith or therewith.

(d)                                 This Agreement shall be binding upon each Subtenant and its successors and assigns and shall inure to the benefit of the Secured Party, and its respective successors and assigns.  All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement.

(e)                                  The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

(f)                                   Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibitions or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(g)                                  This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of the Commonwealth of Massachusetts applicable to contracts between residents of Massachusetts which are to be performed entirely within Massachusetts, regardless of (i) where this Agreement is executed or delivered; or (ii) where any payment or other performance required by this Agreement is made or required to be made; or (iii) where any breach of any provision of this Agreement occurs, or any cause of action otherwise accrues; or (iv) where any action or other proceeding is instituted or pending; or (v) the nationality, citizenship, domicile, principle place of business, or jurisdiction of organization or domestication of any party; or (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than the Commonwealth of Massachusetts; or (vii) any combination of the foregoing.  Notwithstanding the foregoing, to the extent that matters of title, or creation, perfection and priority of the security interests created hereby, or procedural issues of foreclosures are required to be governed by the laws of the state in which the Collateral, or relevant part thereof, is located, the laws of such State shall apply.

Section 14.  NON-LIABILITY OF TRUSTEES.  THE DECLARATION OF TRUST ESTABLISHING THE SECURED PARTY, DATED NOVEMBER 10, 2004, AS AMENDED AND SUPPLEMENTED, AS FILED WITH THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND, PROVIDES THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE SECURED PARTY SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE SECURED PARTY.  ALL PERSONS DEALING WITH THE SECURED PARTY IN ANY WAY SHALL LOOK ONLY TO THE

ASSETS OF THE SECURED PARTY FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal as of the date first above written.

SUBTENANTS:

FIVE STAR QUALITY CARE - OBX OPERATOR, LLC, MORNINGSIDE OF CONCORD, LLC, MORNINGSIDE OF GASTONIA, LLC, MORNINGSIDE OF PARIS, LLC, MORNINGSIDE OF RALEIGH, LLC, and MORNINGSIDE OF WILLIAMSBURG, LLC

By:
Bruce J. Mackey Jr.
President of each of the foregoing entities

[SIGNATURE PAGE TO SUBTENANT SECURITY AGREEMENT (LEASE NO. 5)]

SECURED PARTY:

SNH/LTA PROPERTIES TRUST

By:
David J. Hegarty
President

[SIGNATURE PAGE TO SUBTENANT SECURITY AGREEMENT (LEASE NO. 5)]

EXHIBIT A

SUBLEASES

1.                                      Sublease Agreement, dated June 29, 2016, by and between Five Star Quality Care Trust, a Maryland statutory trust, as sublandlord, and Five Star Quality Care - OBX Operator, LLC, a Maryland limited liability company, as subtenant.

2.                                      Sublease Agreement, dated June 29, 2016, by and between Five Star Quality Care Trust, a Maryland statutory trust, as sublandlord, and Morningside of Concord, LLC, a Delaware limited liability company, as subtenant.

3.                                      Sublease Agreement, dated June 29, 2016, by and between Five Star Quality Care Trust, a Maryland statutory trust, as sublandlord, and Morningside of Gastonia, LLC, a Delaware limited liability company, as subtenant.

4.                                      Sublease Agreement, dated June 29, 2016, by and between Five Star Quality Care Trust, a Maryland statutory trust, as sublandlord, and Morningside of Paris, LLC, a Delaware limited liability company, as subtenant.

5.                                      Sublease Agreement, dated June 29, 2016, by and between Five Star Quality Care Trust, a Maryland statutory trust, as sublandlord, and Morningside of Raleigh, LLC, a Delaware limited liability company, as subtenant.

6.                                      Sublease Agreement, dated June 29, 2016, by and between Five Star Quality Care Trust, a Maryland statutory trust, as sublandlord, and Morningside of Williamsburg, LLC, a Delaware limited liability company, as subtenant.

SCHEDULE 1

Subtenant Name, Organizational Structure & Corporate Identification Number:	Chief Executive Office & Principal Place of Business:	Other Names

Five Star Quality Care - OBX Operator, LLC, a Maryland limited liability company No. W12805008	400 Centre Street Newton, MA 02458	None.
Morningside of Concord, LLC, a Delaware limited liability company No. 3503097	400 Centre Street Newton, MA 02458	None.
Morningside of Gastonia, LLC, a Delaware limited liability company No. 3503114	400 Centre Street Newton, MA 02458	None.
Morningside of Paris, LLC, a Delaware limited liability company No. 2643609	400 Centre Street Newton, MA 02458	None.
Morningside of Raleigh, LLC, a Delaware limited liability company No. 3503099	400 Centre Street Newton, MA 02458	None.
Morningside of Williamsburg, LLC, a Delaware limited liability company No. 3503108	400 Centre Street Newton, MA 02458	None.

SCHEDULE 2

The Facilities

State:	Facility:	Subtenant:

NORTH CAROLINA:	MORNINGSIDE OF CONCORD 500 Penny Lane, N.E. Concord, NC 280245	Morningside of Concord, LLC

	MORNINGSIDE OF GASTONIA 2755 Union Road Gastonia, NC 28054	Morningside of Gastonia, LLC

	MORNINGSIDE OF RALEIGH 801 Dixie Trail Raleigh, NC 27607	Morningside of Raleigh, LLC

SOUTH CAROLINA:	SWEETGRASS COURT 1010 Anna Knapp Boulevard Mt. Pleasant, SC 29464	Five Star Quality Care – OBX Operator, LLC

	SWEETGRASS VILLAGE 601 Mathis Ferry Road Mt. Pleasant, SC 29464	Five Star Quality Care – OBX Operator, LLC

TENNESSEE:	MORNINGSIDE OF PARIS 350 Volunteer Drive Paris, TN 38242	Morningside of Paris, LLC

VIRGINIA:	MORNINGSIDE OF WILLIAMSBURG 440 McLaws Circle Williamsburg, VA 23185	Morningside of Williamsburg, LLC

EXHIBIT H

FORM OF POOLING AGREEMENT

Please refer to Exhibits 10.5 through 10.14 to this Current Report on Form 8-K.

EXHIBIT I

FORM OF VILLA VALENCIA AMENDMENT

Please refer to Exhibit 99.1 to this Current Report on Form 8-K.

SCHEDULE 1

EXISTING LEASES

1.                                      Amended and Restated Master Lease Agreement (Lease No. 1), dated as of August 4, 2009, as amended from time to time, by and among MSD Pool 1 LLC, MSD Pool 2 LLC, SNH CHS Properties Trust, SNH/LTA Properties GA LLC, SNH/LTA Properties Trust, SNH/LTA SE Wilson LLC, SNH Somerford Properties Trust, SPTIHS Properties Trust and SPTMNR Properties Trust, as “Landlord”, and Five Star Quality Care Trust, FVE SE Wilson LLC, Morningside of Beaufort, LLC, Morningside of Bowling Green, LLC, Morningside of Camden, LLC, Morningside of Cleveland, LLC, Morningside of Conyers, LLC, Morningside of Cookeville, LLC, Morningside of Cullman, LLC, Morningside of Franklin, LLC, Morningside of Gainesville, LLC, Morningside of Hartsville, LLC, Morningside of Hopkinsville, Limited Partnership, Morningside of Jackson, LLC, Morningside of Knoxville, LLC, Morningside of Lexington, LLC, Morningside of Macon, LLC, Morningside of Madison, LLC, Morningside of Orangeburg, LLC, Morningside of Paducah, LLC, Morningside of Seneca, L.P. and Morningside of Sheffield, LLC, as “Tenant”.1

2.                                      Amended and Restated Master Lease Agreement (Lease No. 2), dated as of August 4, 2009, as amended from time to time, by and among CCC Financing I Trust, CCC Financing Limited, L.P., CCC Investments I, L.L.C., CCC of Kentucky Trust, CCC Pueblo Norte Trust, CCC Retirement Communities II, L.P., CCDE Senior Living LLC, CCOP Senior Living LLC, Leisure Park Venture Limited Partnership, O.F.C. Corporation, SNH CHS Properties Trust, SNH/LTA Properties GA LLC, SNH/LTA Properties Trust, SNH Somerford Properties Trust, SPTIHS Properties Trust and SPTMNR Properties Trust, as “Landlord”, and Five Star Quality Care Trust and FS Tenant Holding Company Trust, as “Tenant”.

3.                                      Amended and Restated Master Lease Agreement, dated as of August 4, 2009, as amended from time to time, by and among Ellicott City Land I, LLC, SNH FM Financing LLC and SNH FM Financing Trust, as “Landlord”, and FVE FM Financing, Inc., as “Tenant”.

4.                                      Amended and Restated Master Lease Agreement (Lease No. 4), dated as of August 4, 2009, as amended from time to time, by and among CCOP Senior Living LLC, SNH CHS Properties Trust, SNH/LTA Properties GA LLC, SNH/LTA Properties Trust, SNH/LTA SE Home Place New Bern LLC, SNH/LTA SE McCarthy New Bern LLC, SNH NS Properties Trust, SNH Somerford Properties Trust and SPTIHS Properties Trust, as “Landlord”, and Five Star Quality Care — NS Tenant, LLC, Five Star Quality Care Trust, FS Tenant Holding Company Trust, FVE SE Home Place New Bern LLC and FVE SE McCarthy New Bern LLC, as “Tenant”.

5.                                      Master Lease Agreement, dated as of September 1, 2008, by and among SNH RMI Fox Ridge Manor Properties LLC, SNH RMI Jefferson Manor Properties LLC, SNH RMI McKay Manor Properties LLC, SNH RMI Northwood Manor Properties LLC, SNH RMI Oak Woods Manor Properties LLC, SNH RMI Park Square Manor Properties LLC, SNH RMI Smith

1  All of the individual MSD entities have merged into either MSD Pool 1 LLC or MSD Pool 2 LLC.

Farms Manor Properties LLC and SNH RMI Sycamore Manor Properties LLC, as “Landlord”, and Five Star Quality Care — RMI, LLC, as “Tenant”.

SCHEDULE 2

EXISTING POOLING AGREEMENTS

1.                                      Amended and Restated Pooling Agreement No. 1 dated as of October 30, 2012 by and among FVE Managers and SNH SE Tenant TRS, Inc., SNH SE Burlington Tenant LLC, SNH SE Kings Mtn Tenant LLC, SNH SE Mooresville Tenant LLC, SNH SE Ashley River Tenant LLC, SNH SE N. Myrtle Beach Tenant LLC, SNH SE Barrington Boynton Tenant LLC, SNH SE Holly Hill Tenant LLC, SNH SE Habersham Savannah Tenant LLC, SNH CALI Tenant LLC, SNH BRFL Tenant LLC, SNH CCMD Tenant LLC, SNH PLFL Tenant LLC, SNH Teaneck Tenant LLC, SNH SE Daniel Island Tenant LLC and SNH SE SG Tenant LLC.

2.                                      Pooling Agreement No. 2 dated as of October 30, 2012 by and among FVE Managers and SNH SE Tenant TRS, Inc., SNH SE Daniel Island Tenant LLC and SNH SE SG Tenant LLC.

3.                                      Pooling Agreement No. 3 dated as of October 30, 2012 by and between FVE Managers and SNH SE Tenant TRS, Inc.

SCHEDULE 3

FVE PROPERTIES

1.                                      Morningside of Concord

500 Penny Lane, N.E.

Concord, NC  28025

2.                                      Morningside of Gastonia

2755 Union Road

Gastonia, NC  28054

3.                                      Morningside of Raleigh

801 Dixie Trail

Raleigh, NC  27607

4.                                      Sweetgrass Court

1010 Anna Knapp Boulevard

Mt. Pleasant, SC  29464

5.                                      Sweetgrass Village

601 Mathis Ferry Road

Mt. Pleasant, SC  29464

6.                                      Morningside of Paris

350 Volunteer Drive

Paris, TN  38242

7.                                      Morningside of Williamsburg

440 McLaws Circle

Williamsburg, VA  23185

SCHEDULE 4

SUBTENANT AND SUBLEASES

Subtenant	Facility

Morningside of Concord, LLC	Morningside of Concord 500 Penny Lane, N.E. Concord, NC 28025
Morningside of Gastonia, LLC	Morningside of Gastonia 2755 Union Road Gastonia, NC 28054
Morningside of Raleigh, LLC	Morningside of Raleigh 801 Dixie Trail Raleigh, NC 27607
Five Star Quality Care – OBX Operator, LLC	Sweetgrass Court 1010 Anna Knapp Boulevard Mt. Pleasant, SC 29464
Five Star Quality Care – OBX Operator, LLC	Sweetgrass Village 601 Mathis Ferry Road Mt. Pleasant, SC 29464
Morningside of Paris, LLC	Morningside of Paris 350 Volunteer Drive Paris, TN 38242
Morningside of Williamsburg, LLC	Morningside of Williamsburg 440 McLaws Circle Williamsburg, VA 23185

SCHEDULE 5

POOLING AGREEMENTS

[See attached chart.]

Pool No.	Facility	Address	City	State	Zip	TRS	Date of Existing Management Agreement	Termination Date	Base Fee Percentage	Incentive Management Fee Percentage (% of NOI in Excess of TRS Priority)	TRS Priority Return (% is of Invested Capital)
1	Ashley River Plantation	2330 Ashley River Road	Charleston	SC	29414	SNH SE Ashley River Tenant LLC	5/12/2011	12/31/2030	3%	35%	8%
1	Summit Place of Kings Mountain	1001 Phifer Road	Kings Mountain	NC	28086-3748	SNH SE Kings Mtn Tenant LLC	5/12/2011	12/31/2030	3%	35%	8%
1	Seasons at Southpoint	1002 Highway 54	Durham	NC	27713-2145	SNH SE Tenant TRS, Inc.	5/12/2011	12/31/2030	3%	35%	8%
1	Summit Place of South Park	2101 Runnymede Lane	Charlotte	NC	28209	SNH SE Tenant TRS, Inc.	5/12/2011	12/31/2030	3%	35%	8%
1	Summit Place of Beaufort	1119 Pickpocket Plantation Drive	Beaufort	SC	29902-3771	SNH SE Tenant TRS, Inc.	5/12/2011	12/31/2030	3%	35%	8%
1	Palms of Lake Spivey	8080 Summit Bus. Parkway	Jonesboro	GA	30236-4199	SNH SE Tenant TRS, Inc.	5/12/2011	12/31/2030	3%	35%	8%
2	Home Place of Burlington	118 Alamance Road	Burlington	NC	27215-5583	SNH SE Burlington Tenant LLC	5/12/2011	12/31/2031	3%	35%	8%
2	Habersham House	5200 Habersham Street	Savannah	GA	31405-5300	SNH SE Habersham Savannah Tenant LLC	5/12/2011	12/31/2031	3%	35%	8%
2	Riviera	1825 Ridgewood Avenue	Holly Hill	FL	32117-1737	SNH SE Holly Hill Tenant LLC	5/12/2011	12/31/2031	3%	35%	8%
2	Summit Place of Mooresville	128 Brawley School Road	Mooresville	NC	28117-9102	SNH SE Mooresville Tenant LLC	5/12/2011	12/31/2031	3%	35%	8%
2	Summit Place of North Myrtle Beach	491 Highway 17	Little River	SC	29566-8082	SNH SE N. Myrtle Beach Tenant LLC	5/12/2011	12/31/2031	3%	35%	8%
2	Seasons by Riviera	515 Tomoka Avenue	Ormond Beach	FL	32174-6133	SNH SE Tenant TRS, Inc.	5/12/2011	12/31/2031	3%	35%	8%
2	Lexington Manor	20480 Veterans Boulevard	Port Charlotte	FL	33954-2264	SNH SE Tenant TRS, Inc.	5/12/2011	12/31/2031	3%	35%	8%
3	Five Star Premier Residences of Boca Raton	22601 Camino Del Mar	Boca Raton	FL	33433	SNH BRFL Tenant LLC	12/15/2011	12/31/2032	3%	35%	8%
3	Tiffany Court	1866 San Miguel Drive	Walnut Creek	CA	94596	SNH CALI Tenant LLC	12/1/2011	12/31/2032	3%	35%	8%
3	Five Star Premier Residences of Chevy Chase	8100 Connecticut Avenue	Chevy Chase	MD	20815	SNH CCMD Tenant LLC	12/15/2011	12/31/2032	3%	35%	8%
3	Five Star Premier Residences of Plantation	8500 West Sunrise Boulevard	Plantation	FL	33322	SNH PLFL Tenant LLC	12/15/2011	12/31/2032	3%	35%	8%
3	Barrington Terrace at Boynton Beach	1425 Congress Avenue	Boynton Beach	FL	33426-6381	SNH SE Barrington Boynton Tenant LLC	5/12/2011	12/31/2032	3%	35%	8%
3	Five Star Premier Residences of Pompano	1371 South Ocean Boulevard	Pompano Beach	FL	33062	SNH SE Tenant TRS, Inc.	12/15/2011	12/31/2032	3%	35%	8%
4	Summit Place of Daniel Island	320 Seven Farms Drive	Charleston	SC	29492	SNH SE Daniel Island Tenant LLC	5/29/2012	12/31/2033	3%	35%	8%
4	The Palms of Mt. Pleasant (fka Cooper Hall & Savannah Grace)	937 Bowman Road	Mount Pleasant	SC	29464	SNH SE SG Tenant LLC	7/1/2012	12/31/2033	3%	35%	8%
4	Five Star Premier Residences of Hollywood	2480 North Park Road	Hollywood	FL	33021	SNH SE Tenant TRS, Inc.	12/15/2011	12/31/2033	3%	35%	8%
4	Five Star Premier Residences of Reno	3201 Plumas Street	Reno	NV	89509	SNH SE Tenant TRS, Inc.	12/15/2011	12/31/2033	3%	35%	8%
4	The Terrace at Priceville	200 Terrace Lane	Priceville	AL	35603	SNH SE Tenant TRS, Inc.	2/1/2012	12/31/2033	3%	35%	8%
4	Five Star Premier Residences of Teaneck	655 Pomander Walk	Teaneck	NJ	7666	SNH Teaneck Tenant LLC	12/15/2011	12/31/2033	3%	35%	8%
5	The Gardens of Scottsdale	6001 E. Thomas Road	Scottsdale	AZ	85251	SNH SE Tenant TRS, Inc.	9/1/2012	12/31/2034	3%	35%	$968,000 plus 7% of Invested Capital after 12/31/2015
5	The Gardens of Sun City	17225 North Boswell Boulevard	Sun City	AZ	85373	SNH SE Tenant TRS, Inc.	9/1/2012	12/31/2034	3%	35%	$1,154,000 plus 7% of Invested Capital after 12/31/2015
5	The Gardens of Virginia Beach	5620 Wesleyan Drive	Virginia Beach	VA	23455	SNH SE Tenant TRS, Inc.	9/1/2012	12/31/2034	3%	35%	$817,000 plus 7% of Invested Capital after 12/31/2015
5	Calusa Harbor	2525 East First Street	Fort Meyers	FL	33901	SNH SE Tenant TRS, Inc.	10/1/2012	12/31/2034	3%	35%	$2,502,000 plus 7% of Invested Capital after 12/31/2015
5	The Gardens of Port St. Lucie	1699 S.E. Lyngate Drive	Port St. Lucie	FL	34952	SNH SE Tenant TRS, Inc.	10/1/2012	12/31/2034	3%	35%	$1,160,000 plus 7% of Invested Capital after 12/31/2015
5	The Gardens of Bellaire	4620 Bellaire Boulevard	Bellaire	TX	77401	SNH SE Tenant TRS, Inc.	10/1/2012	12/31/2034	3%	35%	$1,548,000 plus 7% of Invested Capital after 12/31/2015
6	The Horizon Club	1208 South Military Trail	Deerfield Beach	FL	33442	SNH SE Tenant TRS, Inc.	10/1/2012	12/31/2035	3%	35%	$1,427,000 plus 7% of Invested Capital after 12/31/2015